                LAUDUS ROSENBERG VIT VALUE LONG/SHORT EQUITY FUND
                                 CLASS 2 SHARES


                                 P. O. BOX 8032
                           BOSTON, MASSACHUSETTS 02266
                                 1-888-517-9900


                                 OCTOBER 5, 2005

   THE LAUDUS ROSENBERG VIT VALUE LONG/SHORT EQUITY FUND SEEKS TO INCREASE THE VALUE OF YOUR INVESTMENT IN BULL MARKETS AND IN BEAR MARKETS THROUGH STRATEGIES
 THAT ARE DESIGNED TO LIMIT EXPOSURE TO GENERAL EQUITY MARKET RISK. THE FUND'S
  INVESTMENT ADVISER IS CHARLES SCHWAB INVESTMENT MANAGEMENT, INC. THE FUND'S SUBADVISER IS AXA ROSENBERG INVESTMENT MANAGEMENT LLC. SHARES OF THE FUND ARE
      OFFERED EXCLUSIVELY FOR SALE TO INSURANCE COMPANY SEPARATE ACCOUNTS.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE
    SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY
                   REPRESENTATION TO THE CONTRARY IS A CRIME.

                                TABLE OF CONTENTS

                                                                                    PAGE
                                                                                    ----
RISK/RETURN SUMMARY                                                                    1

FEES AND EXPENSES                                                                      4

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES                               5

PRINCIPAL RISKS                                                                        5

CERTAIN ADDITIONAL INVESTMENT TECHNIQUES AND RELATED RISKS                             7

PERFORMANCE INFORMATION FOR THE SUBADVISER'S OTHER LONG/SHORT
   EQUITY ACCOUNTS                                                                     9

THE SUBADVISER'S GENERAL INVESTMENT PHILOSOPHY                                        10

MANAGEMENT OF THE FUND                                                                12

HOW THE FUND PRICES ITS SHARES                                                        13

PURCHASING FUND SHARES                                                                13

REDEEMING FUND SHARES                                                                 14

DISTRIBUTIONS                                                                         15

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION                                          15

TAXES                                                                                 15

OTHER INFORMATION                                                                     15

FINANCIAL HIGHLIGHTS                                                                  17

                               RISK/RETURN SUMMARY

The following is a description of the investment objective and principal investment strategies of the Laudus Rosenberg VIT Value Long/Short Equity Fund (the "Fund"). The Fund is a series of the Laudus Variable Insurance Trust (the "Trust"). Except as explicitly described otherwise, the Fund's investment objective and policies may be changed without shareholder approval. The Fund is advised by Charles Schwab Investment Management, Inc. ("CSIM" or the "Adviser"). AXA Rosenberg Investment Management LLC ("AXA Rosenberg" or the "Subadviser") acts as subadviser to the Fund.


This section also contains a summary of the Fund's principal risks. The principal risks of the Fund are identified below and more fully discussed beginning on page 5. Please be sure to read this additional information BEFORE you invest.


INVESTMENT OBJECTIVE

The Fund seeks to increase the value of your investment through bull markets and bear markets using strategies that are designed to limit exposure to general equity market risk.

SUMMARY OF PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by buying common stocks (i.e., holding a "long" position) that AXA Rosenberg believes are undervalued and by "selling short" stocks that AXA Rosenberg believes are overvalued. AXA Rosenberg's investment strategy is designed to maintain approximately equal dollar amounts invested in long and short positions on a continual basis. The Fund seeks to have near neutral exposure to the specific industries, capitalization ranges and certain other risk factors represented in the domestic small and mid-capitalization stock market. The Fund primarily invests in small and mid-capitalization stocks that are principally traded in the markets of the United States, but may also invest in large capitalization stocks. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The Fund measures its return by a comparison to the return on 3-month U.S. Treasury Bills. By buying and selling short different stocks, the Fund attempts to limit the effect on its performance of, and the risk associated with, general U.S. stock market movements.

AXA Rosenberg employs a bottom-up approach to investing (by evaluating the financial characteristics of individual stocks rather than forecasting the trends in markets, investment styles or sectors) using two stock selection models to evaluate the relative attractiveness of the stocks in its universe:
(1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. By favoring securities believed to be undervalued, these models tend to produce portfolios with a "value" style or orientation. The Valuation Model tends to identify stocks as attractive for purchase that have ratios of stock price-to-per share earnings and stock price-to-per share book value (the price of a stock divided by its book value) that are lower than those of other companies in the same industry. Although, as noted above, the Fund's stock selection models tend to produce a value style of investment, AXA Rosenberg attempts to moderate, although by no means eliminate, the Fund's value orientation by applying a quantitative risk-control and portfolio optimization process. In addition, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance. For a more detailed description of AXA Rosenberg's stock selection models, see "The Subadviser's General Investment Philosophy" further back in this prospectus (the "Prospectus").

The Fund may engage in active and frequent trading of the securities in its portfolio. When a fund engages in active and frequent trading, a larger portion of the distributions investors receive from such fund may reflect short-term capital gains which are taxed like ordinary income rather than long-term capital gain distributions.

SUMMARY OF PRINCIPAL RISKS

As with any stock mutual fund, you may lose money if you invest in the Fund. Also, you should note that an investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

INVESTMENT RISK. Although the Fund's investment strategy seeks to limit the risks associated with investing in the equity market, the value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. Because AXA Rosenberg could make poor investment decisions about both the long and the short positions of the Fund, the Fund's potential losses may exceed those of conventional stock mutual funds that hold only long portfolios.

MARKET RISK. Although the Fund seeks to have approximately equal dollar amounts invested in long and short positions, there is a risk that AXA Rosenberg will fail to construct a portfolio of long and short positions that has limited exposure to general U.S. stock market movements, capitalization ranges or other risk factors.

RISK OF SHORT SALES. AXA Rosenberg may sell a security short by borrowing it from a third party and selling it at the then-current market price. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Moreover, because the Fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero.

SMALL AND MID-SIZE COMPANY RISK. The Fund is subject to additional risk because it invests primarily in the stocks of companies with small and mid-sized market capitalizations, which tend to be less liquid and more volatile than stocks of companies with relatively large market capitalizations. These companies may also have limited product lines, markets or financial resources or may depend on a few key employees.

STYLE RISK. Because AXA Rosenberg's risk control policy is not intended to yield a perfectly style-neutral portfolio, it is likely that the Fund's portfolio will exhibit a sensitivity to the value-growth cycle within the U.S. equity markets, meaning that the Fund's performance will be more likely to decline during periods when growth stocks outperform value stocks than during periods when value stocks outperform growth stocks.

PORTFOLIO TURNOVER. In executing its strategy, the Fund's portfolio turnover may exceed 100%. Higher portfolio turnover will result in increased transaction costs, which in turn will reduce the Fund's return. A high portfolio turnover rate may also result in negative tax consequences to shareholders.


For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 5.


PERFORMANCE INFORMATION

The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance.

[CHART]

YEARLY PERFORMANCE (%)--CLASS 2 SHARES

                               YEARLY PERFORMANCE

CALENDAR YEAR           ANNUAL RETURN (%)
2004                         3.63%

During all periods shown in the bar graph, the Fund's highest quarterly return was 2.90%, for the quarter ended 03/31/04, and its lowest quarterly return was -0.60%, for the quarter ended 06/30/04.

PERFORMANCE TABLE

This table shows how the Fund's performance compares with the returns on 3-month U.S. Treasury Bills.

       AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2004)

                                                                                  SINCE
                                                                                INCEPTION
                                                                                OF CLASS 2
                                                                      PAST ONE    SHARES
                                                                        YEAR     (5/1/03)
                                                                      --------  ----------
Class 2 Shares*                                                         3.63%     -0.06%
3-month U.S. Treasury Bills**                                           1.43%      1.24%

----------
* Performance does not reflect any fees which may be charged by the insurance company separate account through which you hold your shares. If fees at the separate account level were included, total return would be lower.
** Reflects no deduction for fees, expenses or taxes. U.S. Treasury Bills have a fixed rate of return, investors in U.S. Treasury Bills do not risk losing their investment and an investment in the Fund is more volatile than an investment in U.S. Treasury Bills.

                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class 2 Shares of the Fund. The fee table and example do not reflect any fees which may be charged by the insurance company separate account through which you hold your shares. If they did reflect such charges, the overall expenses described below would be higher.

                                                                                 CLASS 2
                                                                                 -------
SHAREHOLDER FEES (paid directly from your investment):
  Maximum Sales Charge (Load)                                                      N/A
  Maximum Sales Charge (Load) Imposed on Purchases                                 N/A
  Maximum Deferred Sales Charge (Load)                                             N/A
  Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
  Redemption Fee                                                                   N/A

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year, that the Fund's operating expenses remain the same as the Total Annual Fund Operating Expenses shown below, and that all dividends and distributions are reinvested in the Fund. Your actual costs may be higher or lower. Based on those assumptions, your costs would be:

                               OPERATING EXPENSES

CLASS OF SHARES                                                         CLASS 2
---------------                                                         -------
Management Fees                                                             1.50%
Distribution and Shareholder Service (12b-1) Fees                           0.25%
Other Expenses
  Dividend Expenses on Securities Sold Short                                1.15%
  Remainder of Other Expenses                                               1.20%
                                                                        --------
Total                                                                       2.35%
                                                                        --------
Total Annual Fund Operating Expenses                                        4.10%
Fee Waiver and/or Expense Reimbursement*                                   (0.96%)
                                                                        --------
Net Expenses                                                                3.14%
                                                                        ========

                                     EXAMPLE

                 1 YEAR   3 YEARS  5 YEARS  10 YEARS
                 ------   -------  -------  --------
Class 2          $ 317*    $ 969*  $ 1,843  $  4,099

----------
  * Reflects the Adviser's contractual undertaking (the "Expense Limitation Agreement") to waive its management fee and bear certain expenses (excluding extraordinary expenses, dividends on securities sold short and distribution and shareholder service fees). The Expense Limitation Agreement will be in place until at least December 31, 2007. The Adviser may, but is not required to, extend the Agreement for additional years. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the Fund to CSIM during the next three fiscal years to the extent that the repayment will not cause the Fund's Net Expenses to exceed 1.99% (as stated in the Expense Limitation Agreement) during the respective year.

            INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to increase the value of your investment through bull markets and bear markets using strategies that are designed to limit exposure to general equity market risk. The Fund measures its return by a comparison to the return on 3-month U.S. Treasury Bills. The Fund attempts to achieve its objective by taking long positions in stocks of certain capitalization ranges (as described below) principally traded in the markets of the United States that AXA Rosenberg has identified as undervalued and short positions in such stocks that it has identified as overvalued. When AXA Rosenberg believes that a security is overvalued relative to the securities in the Fund's long portfolio, it may sell the security short by borrowing it from a third party and selling it at the then-current market price. By taking long and short positions in different stocks, the Fund attempts to limit the effect of general stock market movements on the Fund's performance. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. If the Fund were to change this 80% investment policy, the Fund would provide 60 days' notice to its shareholders prior to the change's occurrence.

AXA Rosenberg's stock selection process focuses on the identification of stocks with attractively priced fundamentals and future expected earnings at reasonable current prices. Because AXA Rosenberg's stock selection models typically find more bargains among value stocks and more overpriced securities (short sale opportunities) among growth stocks, the Fund's portfolio tends to have a value exposure. AXA Rosenberg attempts to moderate, although by no means eliminate, this value exposure by applying a quantitative risk-control and portfolio optimization process.

It is expected that the Fund may achieve a positive return if the securities in the Fund's long portfolio outperform the securities in its short portfolio, each taken as a whole. Conversely, it is expected that the Fund will incur losses if the securities in its long portfolio underperform the securities in its short portfolio. AXA Rosenberg will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk characteristics of the overall portfolio.

The Fund seeks to construct a diversified portfolio that has limited exposure to U.S. equity market risk generally and near neutral exposure to specific industries, specific capitalization ranges and certain other risk factors. It is currently expected that the long and short positions of the Fund will be invested primarily in small and mid-capitalization stocks, but they may also be invested in large capitalization stocks as well. Stocks of companies with relatively small market capitalizations tend to be less liquid and more volatile than stocks of companies with relatively large market capitalizations.

AXA Rosenberg uses the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund's performance. AXA Rosenberg attempts to achieve returns for the Fund's shareholders that exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other things, U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government, U.S. Treasury Bills effectively have a fixed rate of return, investors in U.S. Treasury Bills do not risk losing their investment and an investment in the Fund is more volatile than an investment in U.S. Treasury Bills.

Because the Fund may engage in active and frequent trading of portfolio securities, a larger portion of distributions you would receive from the Fund are likely to reflect short-term capital gains, which are taxed like ordinary dividends, rather than long-term capital gain distributions.

The investment objective and policies of the Fund may be changed without shareholder approval unless explicitly stated otherwise.

                                 PRINCIPAL RISKS

The value of your investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect the Fund's investments as a whole. The Fund could be subject to additional risks because the types of investments made by the Fund can change over time.

INVESTMENT RISK. An investment in the Fund involves risks similar to those of investing in common stocks directly. Just as with common stocks, the value of Fund shares may increase or decrease depending on market, economic, political, regulatory and other conditions affecting the Fund's portfolio. Investment in shares of the Fund is, like investment in common stocks, more volatile and risky than some other forms of investment. Also, the Fund is subject to the risk that its long positions may decline in value at the same time that the market value of securities sold short increases, thereby increasing the magnitude of the loss that you may suffer on your investment as compared with more conventional stock mutual funds.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. This is the risk that AXA Rosenberg will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that it will produce the desired results. In some cases, certain investments may be unavailable or AXA Rosenberg may not choose certain investments under market conditions when, in retrospect, their use would have been beneficial to the Fund.

The Fund will lose money if AXA Rosenberg fails to purchase, sell or sell short different stocks such that the securities in the Fund's long portfolio, in the aggregate, outperform the securities in the Fund's short portfolio. In addition, management risk is heightened for the Fund because AXA Rosenberg could make poor stock selections for both the long and the short portfolios.

MARKET RISK. Although the Fund seeks to have approximately equal dollar amounts invested in long and short positions, there is a risk that AXA Rosenberg will fail to construct a portfolio of long and short positions that has limited exposure to general equity market risk, specific capitalization ranges and certain other risk factors.

RISK OF SHORT SALES. When AXA Rosenberg believes that a security is overvalued, it may cause the Fund to sell the security short by borrowing it from a third party and selling it at the then-current market price. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. The Fund will incur a loss if the price of the borrowed security increases between the time the Fund sells it short and the time the Fund must replace it. The Fund may achieve a gain if the price of the borrowed security decreases during that period of time. The Fund cannot guarantee that it will be able to replace a security at any particular time or at an acceptable price.

While the Fund is short a security, it is always subject to the risk that the security's lender will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If this happens, the Fund must buy the replacement share immediately at the stock's then-current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security to close out the short position. The Fund's gain on a short sale, before transaction costs, is limited to the difference between the price at which it sold the borrowed security and the price it paid to purchase the security to return to the lender. By contrast, its potential loss on a short sale is unlimited because the loss increases as the price of the security sold short increases, and the price may rise indefinitely.

Short sales also involve other costs. The Fund must repay to the lender any dividends or interest that accrue while it is holding a security sold short. To borrow the security, the Fund also may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, if the Fund enters into a short sale against the box, it may be a taxable event with respect to the shorted position.

Until the Fund replaces a borrowed security, it will maintain daily a segregated account with its custodian containing cash, U.S. Government securities, or other liquid securities. The amount deposited in the segregated account plus any amount held as collateral with a broker or other custodian will at least equal the current market value of the security sold short. Depending on the arrangements made with such broker or custodian, the Fund might not receive any payments (including interest) on collateral held with the broker or custodian. The assets used to cover the Fund's short sales will not be available to use for redemptions. The Fund will not make a short sale if, after giving effect to the short sale, the market value of all securities sold short would exceed 100% of the value of the Fund's net assets.

SMALL AND MID-SIZE COMPANY RISK. Companies with small or mid-sized market capitalizations may be dependent upon a single proprietary product or market niche, may have limited product lines, markets or financial resources, or may depend on a limited management group. Typically, such companies have fewer securities outstanding, and their securities may be less liquid than securities of larger companies. Their common stock and other securities may trade less frequently and in limited volume and are generally more sensitive to purchase and sale transactions. Therefore, the prices of such securities tend to be more volatile than the prices of securities of companies with larger market capitalizations. As a result, the absolute values of changes in the prices of securities of companies with small or mid-sized market capitalizations may be greater than those of larger, more established companies.

STYLE RISK. Because AXA Rosenberg's risk control policy is not intended to yield a perfectly style-neutral portfolio, it is likely that the Fund's portfolio will exhibit a sensitivity to the value-growth cycle within the U.S. equity markets, meaning that the Fund's performance will be more likely to decline during periods when growth stocks outperform value stocks than during periods when value stocks outperform growth stocks.

PORTFOLIO TURNOVER. The consideration of portfolio turnover does not constrain AXA Rosenberg's investment decisions. The Fund is actively managed and the Fund's portfolio turnover may exceed 100%. Higher portfolio turnover rates will result in comparatively greater brokerage commissions or other transaction costs. Such costs will reduce the Fund's return. A higher portfolio turnover rate may also result in the realization of substantial net short-term gains, which are taxable as ordinary income to shareholders when distributed.

           CERTAIN ADDITIONAL INVESTMENT TECHNIQUES AND RELATED RISKS

The Fund has the flexibility to invest, within limits, in a variety of instruments designed to enhance its investment capabilities. A brief description of certain of these instruments and the risks associated with them appears below. You can find more detailed information in the Trust's statement of additional information (the "SAI").

CERTAIN HOLDINGS. To meet redemption requests or for investment purposes, the Fund may temporarily hold a portion of its assets in full faith and credit obligations of the United States Government (E.G., U.S. Treasury Bills) and in short-term notes, commercial paper or other money market instruments of high quality (specifically, rated at least "A-2" or "AA" by Standard & Poor's ("S&P") or Prime 2 or "Aa" by Moody's Investors Service, Inc. ("Moody's")) issued by companies having an outstanding debt issue rated at least "AA" by S&P or at least "Aa" by Moody's, or determined by AXA Rosenberg to be of comparable quality to any of the foregoing.

In connection with these holdings, the Fund may be subject to interest rate risk and credit risk. Interest rate risk is the risk that changes in interest rates will adversely affect the value of the Fund's debt securities. Debt securities constitute obligations of an issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of such securities to decline. Even the highest quality debt securities, including U.S. Government securities, are subject to interest rate risk.

Credit risk is the risk that the issuer or the guarantor of a debt security will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. As noted above, however, the Fund will hold debt securities only of issuers with high credit ratings.

STOCK INDEX FUTURES. A stock index futures contract (an "Index Future") is a contract to buy an integral number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index. An option on an Index Future gives the purchaser the right, in return for the premium paid, to assume a long or a short position in an Index Future. The Fund will realize a loss if the value of an Index Future declines between the time the Fund purchases it and the time it sells it and may realize a gain if the value of the Index Future rises between such dates.

In connection with the Fund's investment in common stocks, the Fund may invest in Index Futures while AXA Rosenberg seeks favorable terms from brokers to effect transactions in common stocks selected for purchase. The Fund may also invest in Index Futures when AXA Rosenberg believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the Fund, pending investment in such stocks when they do become available. Through the use of Index Futures, the Fund may maintain a portfolio with diversified risk without incurring the substantial brokerage costs which may be associated with investment in multiple issuers. This may permit the Fund to avoid potential market and liquidity issues. The Fund may also use Index Futures in order to hedge its equity positions.

In contrast to purchases of a common stock, no price is paid or received by the Fund upon the purchase of a futures contract. Upon entering into a futures contract, the Fund will be required to deposit with its custodian in a segregated account in the name of the futures broker a specified amount of cash or securities. This is known by participants in the market as "initial margin." The type of instruments that may be deposited as initial margin, and the required amount of initial margin, are determined by the futures exchange on which the Index Futures are traded. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker, will be made on a daily basis as the price of the particular index fluctuates, making the position in the futures contract more or less valuable, a process known as "marking to the market."

The Fund may close out a futures contract purchase by entering into a futures contract sale. This will operate to terminate the Fund's position in the futures contract. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

The Fund's use of Index Futures involves risk. Positions in Index Futures may be closed out by the Fund only on the futures exchanges on which the Index Futures are then traded. There can be no assurance that a liquid market will exist for any particular contract at any particular time. The liquidity of the market in futures contracts could be adversely affected by "daily price fluctuation limits" established by the relevant futures exchange which limit the amount of fluctuation in the price of an Index Futures contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit. In such events, it may not be possible for the Fund to close its futures contract purchase, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The futures market may also attract more speculators than do the securities markets, because deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Increased participation by speculators in the futures market may also cause price distortions. In addition, the price of Index Futures may not correlate perfectly with movement in the underlying index due to certain market disturbances.

Further, the ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. There is no assurance that a liquid secondary market will exist for any particular option or at any particular time.

When the Fund purchases an Index Future, it is required to segregate, at all times while an Index Future is held by the Fund, cash, U.S. Government securities or other high grade liquid securities with its custodian in an amount which, together with the initial margin deposit on the futures contract, is equal to the current value of the futures contract.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the Investment Company Act of 1940 (the "1940 Act"), a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash. Although the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government, and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto, and (b) inability to enforce rights and the expenses involved in attempted enforcement.

LOANS OF PORTFOLIO SECURITIES. The Fund may lend some or all of its portfolio securities to broker-dealers. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. Government securities at least equal at all times to the market value of the securities lent. The borrower pays to the Fund an amount equal to any dividends or interest received on the securities lent. When the collateral is cash, the Fund may invest the cash collateral in interest-bearing, short-term securities. When the collateral is U.S. Government securities, the Fund usually receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call loans in order to sell the securities involved. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Adviser to be of relatively high credit standing.

ILLIQUID SECURITIES. The Fund may invest in "illiquid securities," defined as securities which cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued such securities, so long as no more than 15% of the Fund's net assets would be invested in such illiquid securities after giving effect to the purchase. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, the Fund may be forced to sell them at a discount from the last offer price.

FOREIGN INVESTMENTS. Although the Fund invests primarily in securities principally traded in U.S. markets, the Fund may buy, or engage in short sales with respect to, stocks of foreign companies that trade on U.S. markets. Investments in securities of foreign issuers involve certain risks that are less significant for investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, changes in currency exchange rates or exchange control regulations (including currency blockage). The Fund may be unable to obtain and enforce judgments against foreign entities, and issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. Also, the securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies.

TEMPORARY DEFENSIVE POSITIONS. During unusual market conditions, the Fund may invest in taxable money market securities as a temporary defensive measure. When the Fund engages in such activities, it may not achieve its investment goal.

                  PERFORMANCE INFORMATION FOR THE SUBADVISER'S
                        OTHER LONG/SHORT EQUITY ACCOUNTS

AXA Rosenberg also serves as adviser to other long/short equity accounts (the "Other Long/Short Equity Accounts") that have investment objectives, policies and strategies that are substantially similar to those of the Fund. THE INFORMATION BELOW DOES NOT REPRESENT THE HISTORICAL PERFORMANCE OF THE LAUDUS ROSENBERG VIT VALUE LONG/SHORT EQUITY FUND AND SHOULD NOT BE CONSIDERED A PREDICTION OF ITS FUTURE PERFORMANCE. The performance of the Fund may vary from the performance of the Other Long/Short Equity Accounts. The performance information shown below is based on a composite of all of AXA Rosenberg's accounts and those of its predecessor with investment objectives, policies and strategies that are substantially similar to those of the Fund and has been adjusted to give effect to the annualized net expenses of the Fund (as set forth in the Annual Fund Operating Expenses table, above). Not all of the Other Long/Short Equity Accounts were registered under the 1940 Act and therefore not all were subject to certain investment restrictions imposed by the 1940 Act. If those Other Long/Short Equity Accounts had been registered under the 1940 Act, their performance and the composite performance might have been adversely affected. In addition, not all of the Other Long/Short Equity Accounts were subject to Subchapter M of the Internal Revenue Code. If those Other Long/Short Equity Accounts had been subject to Subchapter M, their performance and the composite performance might have been adversely affected. Moreover, the following information does not reflect the separate account fees and charges charged by the insurance company to investor accounts. These fees and charges would have adversely affected an investor's return on the Other Long/Short Equity Accounts.

The bar chart and table below show:

     - CHANGES IN THE OTHER LONG/SHORT EQUITY ACCOUNTS' PERFORMANCE FROM YEAR TO YEAR OVER THE LIFE OF THE OTHER LONG/SHORT EQUITY ACCOUNT COMPOSITE; AND
     - HOW THE OTHER LONG/SHORT EQUITY ACCOUNTS' AVERAGE ANNUAL RETURNS OVER ONE YEAR, FIVE YEARS, AND THE LIFE OF THE OTHER LONG/SHORT EQUITY ACCOUNT COMPOSITE COMPARE TO THOSE OF 3-MONTH U.S. TREASURY BILLS.

[CHART]

YEARLY PERFORMANCE (%)--OTHER LONG/SHORT EQUITY ACCOUNTS (ADJUSTED FOR FEES AND EXPENSES OF CLASS 2 SHARES)

                               YEARLY PERFORMANCE

CALENDAR YEAR END         ANNUAL RETURN (%)
1996                           26.79%
1997                           12.62%
1998                            1.70%
1999                          -15.05%
2000                           -1.87%
2001                           11.28%
2002                           28.95%
2003                           -8.20%
2004                            0.83%

During all periods shown in the bar graph, the Other Long/Short Equity Accounts' highest quarterly return was 25.23%, for the quarter ended 09/30/01, and their lowest quarterly return was -13.03%, for the quarter ended 12/31/01.

PERFORMANCE TABLE--OTHER LONG/SHORT EQUITY ACCOUNTS

This table shows how the Other Long/Short Equity Accounts' performance compares with the returns of 3-month U.S. Treasury Bills.

     AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2004)(1)

                                                                                                              SINCE
                                                                                    PAST ONE     PAST FIVE  INCEPTION
                                                                                      YEAR         YEARS    (7/1/95)
                                                                                    --------     ---------  ---------
Other Long/Short Equity Accounts (adjusted for the fees and expenses of
  Class 2 Shares of the Fund)                                                           0.83%       5.44%       5.86%
3-month U.S. Treasury Bills(2)                                                          1.43%       2.81%       3.92%*

----------
(1) Performance does not reflect any fees which may be charged by the insurance company to investor accounts.
(2) An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other things, U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government, U.S. Treasury Bills have a fixed rate of return, investors in U.S. Treasury Bills do not bear the risk of losing their investment and an investment in the Fund is more volatile than an investment in U.S. Treasury Bills.
*    This information is provided as of 6/30/95.

There has been one modification to AXA Rosenberg's long/short equity accounts strategy since its inception in 1995. In October 1998, AXA Rosenberg's predecessor combined the Earnings Change Model and the Investor Sentiment Model into the Earnings Forecast Model. See "The Subadviser's General Investment Philosophy--Stock Selection." Despite this enhancement to AXA Rosenberg's long/short equity strategy, the Fund has investment objectives, policies and strategies substantially similar to those of the Other Long/Short Equity Accounts.

                 THE SUBADVISER'S GENERAL INVESTMENT PHILOSOPHY

AXA Rosenberg uses a bottom-up, fundamental stock selection process driven by proprietary technology for the Fund, through which it seeks to outperform a benchmark while diversifying investment risk across a portfolio's holdings. In seeking to outperform the Fund's designated benchmark, AXA Rosenberg also attempts to control risk in the Fund's portfolio relative to the securities constituting that benchmark. Since the Fund is substantially invested in equities at all times, AXA Rosenberg does not seek to earn an extraordinary return by timing the market. AXA Rosenberg seeks to avoid constructing a portfolio that differs significantly from the benchmark with respect to characteristics such as market capitalization, historic relative volatility and industry weightings. The Fund seeks to have exposure to these factors similar to that of the designated benchmark.

AXA Rosenberg's goal is to identify companies that it believes have the best future earnings potential, combined with the right risk characteristics. AXA Rosenberg's investment decisions are guided by proprietary technology known as "expert systems." These systems are engineered to think like top analysts, with the unique capacity to evaluate simultaneously the fundamentals of 17,500 stocks worldwide. Two stock selection models, a Valuation Model and an Earnings Forecast Model are the keys to their process.

AXA Rosenberg's investment strategy seeks to identify mispriced stocks across industries, and in some cases countries, through rigorous analysis of a company's fundamental data. It employs a systematic, disciplined framework for stock selection that uses a relative-value approach and a focus on risk management. AXA Rosenberg compares companies operating in similar businesses to identify those that it believes are undervalued in relation to their peers. For each of the stocks it evaluates, it creates a valuation view and an earnings forecast view, and puts the two views together to gain an overall perspective of the potential attractiveness of each stock. Then AXA Rosenberg compares the risks of each of the stocks that it believes are the most attractive in an attempt to build a portfolio that strikes an optimal balance between risk and reward.

DECISION PROCESS

AXA Rosenberg uses proprietary systems to focus on generating unique insights into earnings--across industries and countries. Its decision process is a continuum. Its research function develops models that analyze the more than 17,500 securities in the global universe. These models include analyses of both fundamental data and historical price performance. The portfolio management function optimizes each portfolio's composition, executes trades and monitors performance and trading costs.

The essence of AXA Rosenberg's approach is attention to important aspects of the investment process. Factors crucial to successful stock selection include: (1) accurate and timely data on a large universe of companies; (2) subtle quantitative descriptors of value and predictors of changes in value; and (3) insightful definitions of similar businesses. AXA Rosenberg regularly assimilates, checks and structures the input data on which its models rely. It believes that with correct data, the recommendations made by the system will be sound.

STOCK SELECTION

Fundamental valuation of stocks is key to AXA Rosenberg's investment process, and the heart of the valuation process lies in its proprietary Valuation Model. Analysis of companies in the United States and Canada is conducted in a single unified model. The Valuation Model discriminates where the two markets are substantially different, while simultaneously comparing companies in the two markets according to their degrees of similarity. European companies and Asian companies (other than Japanese companies) are analyzed in a nearly global model, which includes the United States and Canada, as a further basis for comparative valuation, but which excludes Japan. Japanese companies are analyzed in an independent national model. The Valuation Model incorporates the various accounting standards that apply in different markets and makes adjustments to ensure meaningful comparisons.

An important feature of the Valuation Model is the classification of companies into one or more of 170 groups of "similar" businesses. Each company is broken down into its individual business segments. Each segment is compared with similar segments of other companies doing business in the same geographical market and, in most cases, in different markets. AXA Rosenberg appraises the company's assets, operating earnings and sales within each business segment, using the market's valuation of the relevant category of business as a guide where possible. It then puts the segment appraisals together to create balance sheet, income statement and sales valuation models for each total company, while adjusting the segment appraisals to reflect variables which apply only to the total company, such as taxes, capital structure and pension funding.

AXA Rosenberg's proprietary Earnings Forecast Model attempts to predict the earnings change for companies over a one-year period. This model examines, among other things, measures of company profitability, measures of operational efficiency, analysts' earnings estimates and measures of investor sentiment, including broker recommendations, earnings surprise and prior market performance. In different markets around the world, AXA Rosenberg has different levels of investor sentiment data available and observes differing levels of market response to the model's various predictors.

AXA Rosenberg combines the results of the Earnings Forecast Model with the results of the Valuation Model to determine the attractiveness of a stock for purchase or sale.

OPTIMIZATION

AXA Rosenberg's portfolio optimization system attempts to construct a portfolio that will outperform the benchmark. The optimizer simultaneously considers both the recommendations of AXA Rosenberg's stock selection models and the risks in determining portfolio transactions. In addition, the portfolio optimization system attempts to moderate the value orientations of the portfolio. Generally, a transaction will not be executed unless the opportunity offered by a purchase or sale candidate sufficiently exceeds the potential of an existing holding to justify the transaction costs.

TRADING

AXA Rosenberg's trading system aggregates the recommended transactions for client accounts and determines the feasibility of each recommendation in light of the stock's liquidity, the expected transaction costs and general market conditions. It relays target price information to a trader for each stock considered for purchase or sale. Trades are executed through any one of four trading strategies: traditional brokerage, networks, accommodation, and package or "basket" trades.

In the United States, the network arrangements AXA Rosenberg has developed with Instinet Matching System ("IMS") and Portfolio System for Institutional Trading ("POSIT") facilitate large volume trading with little or no price disturbance and low commission rates.

AXA Rosenberg uses accommodative trading, which allows institutional buyers and sellers of stock to present it with their "interest" lists electronically each morning. Any matches between the inventory that the brokers have presented and AXA Rosenberg's own recommended trades are signaled to its traders. Because the broker is doing agency business and has a client on the other side of the trade, it expects the other side to be accommodative in setting the price. AXA Rosenberg's objective in using this system is to execute most trades on its side of the bid/ask spread so as to minimize market impact.

Package trades further allow AXA Rosenberg to trade large lists of orders simultaneously using tools such as the Instinet Real-Time System, Instinet Order Matching System and Lattice Trading System. Those tools provide order entry, negotiation and execution capabilities, either directly to other institutions or electronically to the floor of the exchange. The advantages of using such systems include speed of execution, low commissions, anonymity and very low market impact.

AXA Rosenberg continuously monitors trading costs to determine the impact of commissions and price disturbances on the portfolio.

                             MANAGEMENT OF THE FUND

The Trust's Board of Trustees oversees the general conduct of the Trust and the Fund.

INVESTMENT ADVISER AND SUBADVISER

Effective January 31, 2004, the investment adviser for the Fund became CSIM, 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, CSIM today serves as investment adviser for all of the SchwabFunds and the Laudus Trust. As of December 31, 2004, CSIM managed 59 mutual funds and approximately $143 billion in assets.

For the period January 1, 2004 to January 30, 2004, AXA Rosenberg served as investment adviser to the Fund. AXA Rosenberg is now the Fund's subadviser. AXA Rosenberg's address is 4 Orinda Way, Building E, Orinda, CA 94563. AXA Rosenberg provides investment advisory services to a number of institutional investors as well as the Laudus Trust.

AXA Rosenberg provides day-to-day portfolio management services to the Fund, while, as adviser, CSIM supervises AXA Rosenberg and assumes other functions, including managing the Fund's other affairs and business, subject to the supervision of the Board of Trustees.

The Fund pays CSIM an advisory fee for these services on a monthly basis equal to 1.50% of net assets or 1.45% for assets under management, if any, over $500 million. CSIM - and not the Fund - pays a portion of the advisory fees it receives to AXA Rosenberg in return for its services.

For the period January 31, 2004 through December 31, 2004, the Fund paid CSIM $447,743 in advisory fees, before a waiver and/or reimbursement of $271,084, for its service as investment adviser to the Fund. For the period January 1, 2004 to January 30, 2004, the Fund paid AXA Rosenberg $12,038 in advisory fees, before a waiver and/or reimbursement of $23,427, for its service as investment adviser to the Fund. Both CSIM and AXA Rosenberg were paid at a rate of 1.50% of the average daily net assets of the Fund before waivers and reimbursements.

As described in the "Annual Fund Operating Expenses" table in the section entitled "Fees and Expenses," CSIM has entered into an Expense Limitation Agreement to reduce its management fees and bear certain expenses until December 31, 2007, to limit the Fund's total annual operating expenses. Under that agreement, any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the Fund to CSIM during the next three fiscal years to the extent that repayment will not cause the Fund's expenses to exceed the current limit (as stated in the Expense Limitation Agreement) during the respective year.

PORTFOLIO MANAGEMENT

Investment decisions arise from AXA Rosenberg's disciplined, systematic process, which combines proprietary expert systems and comprehensive databases to replicate the decisions financial experts might make in a perfect world. AXA Rosenberg's portfolio engineers research and monitor the portfolio's performance against the relevant benchmark and ensure compliance with the portfolio's objectives. The team of portfolio engineers, who are employed by AXA Rosenberg and an affiliated entity, the Barr Rosenberg Research Center LLC, are jointly and primarily responsible for monitoring the recommendations for all accounts that are generated by AXA Rosenberg's investment models and for the day-to-day portfolio management operations of the Fund.

Dr. William Ricks has been with AXA Rosenberg since 1989, where he has been the Chief Executive Officer and Chief Investment Officer for the past five years. He is responsible for overseeing the implementation of AXA Rosenberg's investment strategies, which are primarily driven by stock selection and portfolio construction models. To that end, he has overall responsibility for the implementation of AXA Rosenberg's investment strategies and the various aspects of AXA Rosenberg's investment process, including trading, operations, portfolio engineering and portfolio construction.

The SAI provides additional information about Dr. Ricks' compensation, other accounts managed and ownership of securities in the Fund.

INDEPENDENT TRUSTEES

Nils H. Hakansson, Mariann Byerwalter and William A. Hasler are the Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) of the Trust.

INTERESTED TRUSTEE

Jeffrey M. Lyons is the Trustee of the Trust who is an "interested person" (as defined in the 1940 Act) of the Trust.

                         HOW THE FUND PRICES ITS SHARES

The Fund is open for business each day that the New York Stock Exchange ("NYSE") is open. The Fund calculates its share price each business day as of the close of the NYSE (generally 4:00 p.m. Eastern time). The Fund's share price is its net asset value per share, or NAV, which is the Fund's net assets divided by the number of its outstanding shares. Purchases and redemptions will be effected at the NAV next determined after the Fund receives a purchase or redemption request in good order.

In valuing its securities, the Fund uses the current market value if one is readily available. Securities held by the Fund for which market prices are not readily available or for which the Adviser deems the market price to be unreliable are valued in accordance with fair value procedures established by the Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

                             PURCHASING FUND SHARES

Only a separate account of an insurance company which participates in fund investments may purchase shares of the Fund. You may buy shares of the Fund only through your policy or contract with a participating insurance company. You should read this Prospectus in conjunction with the prospectus or other disclosure documents of the separate account of the specific insurance product which accompanies this Prospectus.

The insurance company may impose additional or different conditions than the Fund on purchases, redemptions or exchanges of Fund shares. Some policy differences may include initial, subsequent and maintenance investment requirements, exchange policies, Fund choices, cut-off time for investment and trading restrictions. Insurance companies may also independently establish and charge their customers transaction fees, account fees and other fees in addition to the fees charged by the Fund. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Shareholders who are customers of insurance companies should consult them for information regarding these conditions and fees. The Fund is not responsible for the failure of insurance companies to carry out their responsibilities to their customers.

The Trust reserves the right, in its sole discretion, to suspend the offering of shares of the Fund or to reject purchase orders when it believes that suspension or rejection would be in the best interests of the Trust or its shareholders.

Purchases of the Fund's shares may be made in full or fractional shares of the Fund. In the interest of economy and convenience, the Trust will not issue certificates for shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

"Market timing" refers to a pattern of frequent purchases and sales of the Fund's shares, often with the intent of earning arbitrage profits. Market timing can harm other shareholders in various ways, including by diluting the value of shareholders' holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing the Fund to incur unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

The Fund is intended to be a long-term investment vehicle and is not designed for investors who engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by redemptions of such shares, or vice versa, in an effort to take advantage of short-term market movements). In order to prevent short-term trading, the Board of Trustees has adopted policies and procedures intended to discourage frequent purchases and redemptions of Fund shares by Fund shareholders. The Fund seeks to prevent excessive purchases and sales or exchanges of Fund shares by engaging the Fund's transfer agent to provide reports to the Fund of transactional activity in amounts and frequency determined by the Fund to be significant to the Fund and in a pattern of activity that could potentially be detrimental to the Fund. The Fund's policies with respect to frequent purchases and redemptions of Fund shares are applied uniformly in all cases, including to trades through insurance companies. If, as a result of this monitoring, the Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account. Judgments with respect to implementation of the Fund's policy are made in good faith in a manner that the Fund believes is consistent with the best long-term interests of shareholders.

Despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Fund without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Fund's monitoring techniques. Operational or technical limitations may also limit the Fund's ability to identify short-term trading activity.

In addition, certain insurance companies may be unable or unwilling to effectively enforce the Fund's trading or exchange restrictions. The Fund will monitor trading activity coming from such insurance companies and take reasonable steps to seek cooperation from any insurance company through which the Fund believes short-term trading activity is taking place.

The Fund reserves the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason. In addition, the Fund reserves the right to modify this policy, including any surveillance or account restriction procedures established from time to time to effectuate this policy, at any time without notice.

DISTRIBUTOR

Class 2 Shares of the Fund are sold on a continuous basis by the Trust's distributor, ALPS Distributors, Inc. (the "Distributor"). The Distributor's principal offices are located at 1625 Broadway, Suite 2200, Denver, Colorado 80202.

Class 2 Shares of the Trust are subject to an annual distribution and shareholder service fee (a "Distribution and Shareholder Service Fee") of up to 0.25% of the Fund's average daily net assets attributable thereto in accordance with a distributor and shareholder service plan (a "Distributor and Shareholder Service Plan") adopted by the Trustees pursuant to Rule 12b-1 under the 1940 Act. The Distribution and Shareholder Service Fee is intended to compensate the Distributor for services and expenses primarily intended to result in the sale of Class 2 Shares and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of Class 2 Shares of the Fund. The Distribution and Shareholder Service Fee will not be retained by the Distributor but will instead be reallowed to financial intermediaries who provide these services. Any amount not reallowed to financial intermediaries will be waived or reimbursed to the Fund.

Expenses and services for which the Distributor or insurance company may be reimbursed include, without limitation, compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor (or of participating or introducing brokers who engage in distribution of the Class 2 Shares), printing of Prospectuses and reports for other than existing Class 2 shareholders, advertising, preparing, printing and distributing sales literature and forwarding communications from the Trust to such shareholders. The Distribution and Shareholder Service Plan is a "compensation" plan. This means that, although the Trustees expect to take into account the expenses of the Distributor or insurance company in their periodic review of the Distribution and Shareholder Service Plan, the fees are payable to compensate the Distributor or insurance company for services rendered even if the amount paid exceeds the Distributor's or insurance company's expenses. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

The Adviser may pay certain insurance companies for performing shareholder, recordkeeping, administrative, transfer agency or other services for their customers. In addition, the Adviser may pay certain insurance companies for providing distribution, marketing or promotional services. The payments described by this paragraph are not paid by the Fund or its shareholders and may be substantial.

                              REDEEMING FUND SHARES

The Trust will redeem shares at the net asset value per share next determined after a redemption request is received. See "How the Fund Prices Its Shares" and the prospectus or other disclosure documents of the separate account of the specific insurance product that accompanies this Prospectus. The value of shares redeemed may be more or less than the original cost of those shares, depending on the market value of the investment securities held by the Fund at the time of the redemption and on any expenses and charges attributable thereto.

The Fund reserves the right to redeem in kind in accordance with the Fund's procedures and applicable regulatory requirements. If the Adviser determines that it would not be in the best interests of the remaining shareholders of the Fund to make a redemption payment wholly or partly in cash, the Fund may instead pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund. Securities used to redeem Fund shares in kind will be valued in accordance with the Fund's procedures for valuation described under "How the Fund Prices Its Shares." Securities distributed by the Fund in kind will be selected by the Subadviser, under the Adviser's supervision, in light of the Fund's objective and generally will be a PRO RATA distribution of each security held in the Fund's portfolio to the extent practicable. Investors may incur brokerage charges on the sale of any securities so received in payment of redemptions.

The Trust reserves the right to delay settlement for redemptions received in good order for up to seven days. The Trust may suspend the right of redemption and may postpone payment for a reasonable period when the NYSE is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission ("SEC"), during periods when trading on the NYSE is restricted or during an emergency declared by the SEC which makes it impracticable for the Fund to dispose of its securities or to fairly determine the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

                                  DISTRIBUTIONS

The Fund intends to distribute to its insurance company separate accounts as dividends substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carry-forwards). The Fund will declare and pay distributions of its dividends and interest and distribute net short-term capital gains and net long-term gains all on an annual basis unless the Trustees determine that it should do so more frequently where permitted by applicable regulations.

SHAREHOLDER OPTIONS

The Fund will pay all dividends and distributions in additional Fund shares at net asset value unless an election is made by a particular separate account to receive distributions in cash.

                  DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

The Fund may make various types of portfolio holdings information available to shareholders. Information regarding the Fund's policy and procedures on the disclosure of portfolio holdings information is available in the SAI. In addition, shareholders can learn more about the availability of portfolio holdings information by calling the Funds at 1-800-447-3332.

                                      TAXES

The Fund intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Because shareholders of the Fund will be insurance company separate accounts, no extensive discussion is included herein concerning the federal income tax consequences for the holders of the contracts. Investors should refer to the specific tax information provided in the prospectus or other documents with respect to the tax consequences associated with their variable contracts and statements made herein are general in nature. Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The Fund intends to comply with these requirements. If the Fund or a separate account does not meet such requirements, income allocable to the contracts associated with the separate account may be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including taxes on dividend or interest payments and may be subject to special tax rules. In that case, the Fund's yield on those securities would be decreased.

The above information constitutes a general summary of the federal income tax consequences of investing in the Fund. Investors should ask their own tax advisers for more information on their own tax situations, including possible foreign, state or local taxes. Please refer to the prospectus or other disclosure documents for your separate account and variable contract for information regarding the federal income tax treatment of variable contracts in general and of distributions to your separate account in particular. See "Income Dividends, Distributions and Tax Status" in the Fund's SAI for more information on taxes.

                                OTHER INFORMATION

The Trust is designed to serve and presently intends to serve as a funding vehicle for insurance company separate accounts associated with variable annuity contracts and variable life insurance policies. This means that participating insurance companies will invest money from separate accounts of various annuity contracts and life insurance policies in the Fund to provide for future benefits. You should consult the prospectus or other disclosure documents issued by the relevant insurance company for more information about a separate account.

All shares of the Fund have identical voting rights. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and are entitled to receive the net assets of the Fund's portfolio upon liquidation. The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders holding a majority of the outstanding shares may remove Trustees by votes cast in person or by proxy at a meeting of shareholders or by written consent.

In the future, the Trust may offer shares of the Fund directly to qualified pension and profit-sharing plans.

Although conflicts of interest could arise from the sale of Fund shares to variable annuity contract-owners and variable life insurance policy-owners of affiliated and unaffiliated insurance companies, the Trust currently does not foresee any related disadvantages to policy-owners and contract-owners. This is because the Trust offers its shares to separate accounts of various insurance companies only to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts of interest which may arise. Should such a conflict arise, the Trustees will determine what action, if any, should be taken in response.

The Agreement and Declaration of Trust of the Trust, as amended from time to time, provides for the perpetual existence of the Trust. The Trust may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of each series of the Trust.

Under certain circumstances, shareholders could be held personally liable for the obligations of the Trust. However, the Trust believes that the chance of resulting financial loss for a shareholder is remote since that type of liability may arise only in very limited circumstances.

The Fund's investment performance may from time to time be included in advertisements about the Fund. Total return for the Fund is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of such period (assuming immediate reinvestment of any dividends or capital gain distributions). All data are based on the Fund's past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio and the Fund's operating expenses. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund's investment results with those of other mutual funds and other investment vehicles. Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This calculation does not reflect separate account fees. If fees at the separate account level were included, total return would be lower. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Trust's financial statements, is included in the Trust's Annual Report, which is available upon request.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                                                          FOR THE PERIOD
                                                                                                          MAY 1, 2003(1)
                                                                                        YEAR ENDED              TO
                                                                                     DECEMBER 31, 2004   DECEMBER 31, 2003
                                                                                     -----------------   ------------------
CLASS 2:
Net asset value, beginning of period                                                    $     9.64        $    10.00

Investment activities:
  Net investment income/(loss)                                                               (0.04)            (0.05)(5)
  Net realized and unrealized gains/(losses) on investments and
    securities sold short                                                                     0.39             (0.31)
                                                                                        ----------        ----------
   Total from investment activities                                                           0.35             (0.36)
                                                                                        ----------        ----------
Net asset value, end of period                                                          $     9.99        $     9.64
                                                                                        ==========        ==========

Total return(2)                                                                               3.63%            (3.60)%

RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net Assets at end of period ($ thousands)                                             $   53,045        $    9,508

  Net investment income/(loss) net of waivers/reimbursements(3)(4)                           (0.77)%           (0.90)%
  Expenses before waivers/reimbursements(3)(4)                                                4.10%             7.55%
  Expenses net of waivers/reimbursements(3)(4)                                                3.14%             2.98%
  Expenses (excluding dividend expense) net of waivers/reimbursements(3)                      1.99%             2.00%
  Portfolio turnover rate                                                                    89.39%           130.89%

----------
(1)  Commencement of operations.
(2)  Not annualized for periods less than one year.
(3)  Annualized for periods less than one year.
(4)  Includes dividend expense.
(5)  Calculated based on the average shares outstanding during the period.

                       FOR MORE INFORMATION ABOUT THE FUND

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Trust's SAI provides additional information about the Fund. It is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. You may review and copy, for a fee, the Trust's Annual and Semi-Annual Reports and SAI in person at, or by writing to, the Public Reference Section of the Commission, Washington D.C. 20549-0102, or by electronic request via e-mail at the following address: publicinfo@sec.gov. Information on the operation of the Commission's Public Reference Room can be obtained by calling 1-202-942-8090. You may obtain reports and other information about the Fund for free from the EDGAR database on the Commission's website at http://www.sec.gov. You may also obtain free copies of the Annual and Semi-Annual Reports and the SAI, request other information about the Fund or make shareholder inquiries by contacting the Fund at:

                         Laudus Variable Insurance Trust
                         P. O. Box 8032
                         Boston, Massachusetts 02266
                         1-888-517-9900

The Fund's SAI and Annual and Semi-Annual Reports are not available on the Fund's website because shares of the Fund may only be purchased through a separate account of an insurance company. Shareholders may ask their insurance company if these materials are available on its website.

Adviser:
Charles Schwab Investment Management, Inc.
101 Montgomery Street
San Francisco, CA 94104

Subadviser:
AXA Rosenberg Investment Management LLC
4 Orinda Way, Building E
Orinda, CA 94563

Administrator:
State Street Bank and Trust Company
State Street Financial Center
1 Lincoln Street
Boston, MA 02111

Transfer and Dividend Paying Agent:
Boston Financial Data Services, Inc.
P. O. Box 8032
Boston, MA 02266

Custodian of Assets:
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

Independent Registered Public Accounting Firm:
PricewaterhouseCoopers LLP
333 Market Street San
Francisco, CA 94105

Legal Counsel:
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103

INVESTMENT COMPANY ACT FILE NO. 811-08759

                LAUDUS ROSENBERG VIT VALUE LONG/SHORT EQUITY FUND
                                 CLASS 1 SHARES

                                 P. O. BOX 8032
                           BOSTON, MASSACHUSETTS 02266
                                 1-888-517-9900


                                 OCTOBER 5, 2005


   THE LAUDUS ROSENBERG VIT VALUE LONG/SHORT EQUITY FUND SEEKS TO INCREASE THE VALUE OF YOUR INVESTMENT IN BULL MARKETS AND IN BEAR MARKETS THROUGH STRATEGIES
  THAT ARE DESIGNED TO LIMIT EXPOSURE TO GENERAL EQUITY MARKET RISK. THE FUND'S
   INVESTMENT ADVISER IS CHARLES SCHWAB INVESTMENT MANAGEMENT, INC. THE FUND'S SUBADVISER IS AXA ROSENBERG INVESTMENT MANAGEMENT LLC. SHARES OF THE FUND ARE
      OFFERED EXCLUSIVELY FOR SALE TO INSURANCE COMPANY SEPARATE ACCOUNTS.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE
    SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY
                   REPRESENTATION TO THE CONTRARY IS A CRIME.

                                TABLE OF CONTENTS

                                                                            PAGE
RISK/RETURN SUMMARY                                                            1

FEES AND EXPENSES                                                              4

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES                       5

PRINCIPAL RISKS                                                                6

CERTAIN ADDITIONAL INVESTMENT TECHNIQUES AND RELATED RISKS                     8

PERFORMANCE INFORMATION FOR THE SUBADVISER'S OTHER
  LONG/SHORT EQUITY ACCOUNTS                                                  11

THE SUBADVISER'S GENERAL INVESTMENT PHILOSOPHY                                12

MANAGEMENT OF THE FUND                                                        15

HOW THE FUND PRICES ITS SHARES                                                16

PURCHASING FUND SHARES                                                        16

REDEEMING FUND SHARES                                                         18

DISTRIBUTIONS                                                                 18

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION                                  19

TAXES                                                                         19

OTHER INFORMATION                                                             20

FINANCIAL HIGHLIGHTS                                                          22

                               RISK/RETURN SUMMARY

The following is a description of the investment objective and principal investment strategies of the Laudus Rosenberg VIT Value Long/Short Equity Fund (the "Fund"). The Fund is a series of the Laudus Variable Insurance Trust (the "Trust"). Except as explicitly described otherwise, the Fund's investment objective and policies may be changed without shareholder approval. The Fund is advised by Charles Schwab Investment Management, Inc. ("CSIM" or the "Adviser"). AXA Rosenberg Investment Management LLC ("AXA Rosenberg" or the "Subadviser") acts as subadviser to the Fund.

This section also contains a summary of the Fund's principal risks. The principal risks of the Fund are identified below and more fully discussed beginning on page 6. Please be sure to read this additional information BEFORE you invest.

INVESTMENT OBJECTIVE

The Fund seeks to increase the value of your investment through bull markets and bear markets using strategies that are designed to limit exposure to general equity market risk.

SUMMARY OF PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by buying common stocks (i.e., holding a "long" position) that AXA Rosenberg believes are undervalued and by "selling short" stocks that AXA Rosenberg believes are overvalued. AXA Rosenberg's investment strategy is designed tomaintain approximately equal dollar amounts invested in long and short positions on a continual basis. The Fund seeks to have near neutral exposure to the specific industries, capitalization ranges and certain other risk factors represented in the domestic small and mid-capitalization stock market. The Fund primarily invests in small and mid-capitalization stocks that are principally traded in the markets of the United States, but may also invest in large capitalization stocks. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The Fund measures its return by a comparison to the return on 3-month U.S. Treasury Bills. By buying and selling short different stocks, the Fund attempts to limit the effect on its performance of, and the risk associated with, general U.S. stock market movements.

AXA Rosenberg employs a bottom-up approach to investing (by evaluating the financial characteristics of individual stocks rather than forecasting the trends in markets, investment styles or sectors) using two stock selection models to evaluate the relative attractiveness of the stocks in its universe:
(1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. By favoring securities believed to be undervalued, these models tend to produce portfolios with a "value" style or orientation. The Valuation Model tends to identify stocks as attractive for purchase that have ratios of stock price-to-per share earnings and stock price-to-per share book value (the price of a stock divided by its book value) that are lower than those of other companies in the same industry. Although, as noted above, the Fund's stock selection models tend to produce a value style of investment, AXA Rosenberg attempts to moderate, although by no means eliminate, the Fund's value orientation by applying a quantitative risk-control and portfolio optimization process. In addition, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance. For a more detailed description of AXA Rosenberg's stock selection models, see "The Subadviser's General Investment Philosophy" further back in this prospectus (the "Prospectus").

The Fund may engage in active and frequent trading of the securities in its portfolio. When a fund engages in active and frequent trading, a larger portion of the distributions investors receive from such fund may reflect short-term capital gains which are taxed like ordinary income rather than long-term capital gain distributions.

SUMMARY OF PRINCIPAL RISKS

As with any stock mutual fund, you may lose money if you invest in the Fund. Also, you should note that an investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

INVESTMENT RISK. Although the Fund's investment strategy seeks to limit the risks associated with investing in the equity market, the value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. Because AXA Rosenberg could make poor investment decisions about both the long and the short positions of the Fund, the Fund's potential losses may exceed those of conventional stock mutual funds that hold only long portfolios.

MARKET RISK. Although the Fund seeks to have approximately equal dollar amounts invested in long and short positions, there is a risk that AXA Rosenberg will fail to construct a portfolio of long and short positions that has limited exposure to general U.S. stock market movements, capitalization ranges or other risk factors.

RISK OF SHORT SALES. AXA Rosenberg may sell a security short by borrowing it from a third party and selling it at the then-current market price. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Moreover, because the Fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero.

SMALL AND MID-SIZE COMPANY RISK. The Fund is subject to additional risk because it invests primarily in the stocks of companies with small and mid-sized market capitalizations, which tend to be less liquid and more volatile than stocks of companies with relatively large market capitalizations. These companies may also have limited product lines, markets or financial resources or may depend on a few key employees.

STYLE RISK. Because AXA Rosenberg's risk control policy is not intended to yield a perfectly style-neutral portfolio, it is likely that the Fund's portfolio will exhibit a sensitivity to the value-growth cycle within the U.S. equity markets, meaning that the Fund's performance will be more likely to decline during periods when growth stocks outperform value stocks than during periods when value stocks outperform growth stocks.

PORTFOLIO TURNOVER. In executing its strategy, the Fund's portfolio turnover may exceed 100%. Higher portfolio turnover will result in increased transaction costs, which in turn will reduce the Fund's return. A high portfolio turnover rate may also result in negative tax consequences to shareholders.

For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 6.

PERFORMANCE INFORMATION

The Class 1 Shares were not operational as of 12/31/04.

Since Class 1 Shares are invested in the same portfolio of securities, returns for Class 1 Shares will be substantially similar to those of Class 2 Shares, shown here, and will differ only to the extent that Class 1 Shares have lower expenses. The Fund's past performance (whether before or after taxes) is not necessarily indicative of its future performance.

YEARLY PERFORMANCE (%) -- CLASS 2 SHARES

                              YEARLY PERFORMANCE
                      CALENDAR YEAR        ANNUAL RETURN (%)
                           2004                  3.63%

During all periods shown in the bar graph, the Fund's highest quarterly return was 2.90%, for the quarter ended 03/31/04, and its lowest quarterly return was -0.60%, for the quarter ended 06/30/04.

PERFORMANCE TABLE

This table shows how the Fund's performance compares with the returns on 3-month U.S. Treasury Bills.

      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2004)

                                                                         SINCE INCEPTION
                                                                           OF CLASS 2
                                                           PAST ONE          SHARES
                                                             YEAR           (5/1/03)
                                                           --------      ---------------
Class 2 Shares*                                              3.63%            -0.06%
3-month U.S. Treasury Bills**                                1.43%             1.24%

----------
* Performance does not reflect any fees which may be charged by the insurance company separate account through which you hold your shares. If fees at the separate account level were included, total return would be lower.

** Reflects no deduction for fees, expenses or taxes. U.S. Treasury Bills have a fixed rate of return, investors in U.S. Treasury Bills do not risk losing their investment and an investment in the Fund is more volatile than an investment in U.S. Treasury Bills.

                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class 1 Shares of the Fund. The fee table and example do not reflect any fees which may be charged by the insurance company separate account through which you hold your shares. If they did reflect such charges, the overall expenses described below would be higher.

                                                                               CLASS 1
                                                                               -------
SHAREHOLDER FEES (paid directly from your investment):
     Maximum Sales Charge (Load)                                                N/A
     Maximum Sales Charge (Load) Imposed on Purchases                           N/A
     Maximum Deferred Sales Charge (Load)                                       N/A
     Maximum Sales Charge (Load) Imposed on Reinvested Dividends                N/A
     Redemption Fee                                                             N/A

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year, that the Fund's operating expenses remain the same as the Total Annual Fund Operating Expenses shown below, and that all dividends and distributions are reinvested in the Fund. Your actual costs may be higher or lower. Based on those assumptions, your costs would be:

                               OPERATING EXPENSES

         CLASS OF SHARES                                        CLASS 1
         ---------------                                        -------
         Management Fees                                         1.50%
         Distribution and Shareholder Service (12b-1) Fees       None
         Other Expenses
            Dividend Expenses on Securities Sold Short           1.15%
            Remainder of Other Expenses                          1.20%
                                                                -----
         Total                                                   2.35%
                                                                -----
         Total Annual Fund Operating Expenses                    3.85%
         Fee Waiver and/or Expense Reimbursement*               (0.96%)
                                                                -----
         Net Expenses                                            2.89%
                                                                =====

                                     EXAMPLE

                              1         3         5        10
                             YEAR     YEARS     YEARS     YEARS
                             ----     -----    -------   -------
                  Class 1    $ 292*   $ 895*   $ 1,724   $ 3,882

----------
  * Reflects the Adviser's contractual undertaking (the "Expense Limitation Agreement") to waive its management fee and bear certain expenses (excluding extraordinary expenses, dividends on securities sold short and, to the extent applicable, distribution and shareholder service fees). The Expense Limitation Agreement will be in place until at least December 31, 2007. The Adviser may, but is not required to, extend the Agreement for additional years. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the Fund to CSIM during the next three fiscal years to the extent that the repayment will not cause the Fund's Net Expenses to exceed 1.74% (as stated in the Expense Limitation Agreement) during the respective year.

            INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to increase the value of your investment in bull markets and in bear markets through strategies that are designed to limit exposure to general equity market risk. The Fund measures its return by a comparison to the return on 3-month U.S. Treasury Bills. The Fund attempts to achieve its objective by taking long positions in stocks of certain capitalization ranges (as described below) principally traded in the markets of the United States that AXA Rosenberg has identified as undervalued and short positions in such stocks that it has identified as overvalued. When AXA Rosenberg believes that a security is overvalued relative to the securities in the Fund's long portfolio, it may sell the security short by borrowing it from a third party and selling it at the then-current market price. By taking long and short positions in different stocks, the Fund attempts to limit the effect of general stock market movements on the Fund's performance. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. If the Fund were to change this 80% investment policy, the Fund would provide 60 days' notice to its shareholders prior to the change's occurrence.

AXA Rosenberg's stock selection process focuses on the identification of stocks with attractively priced fundamentals and future expected earnings at reasonable current prices. Because AXA Rosenberg's stock selection models typically find more bargains among value stocks and more overpriced securities (short sale opportunities) among growth stocks, the Fund's portfolio tends to have a value exposure. AXA Rosenberg attempts to moderate, although by no means eliminate, this value exposure by applying a quantitative risk-control and portfolio optimization process.

It is expected that the Fund may achieve a positive return if the securities in the Fund's long portfolio outperform the securities in its short portfolio, each taken as a whole. Conversely, it is expected that the Fund will incur losses if the securities in its long portfolio underperform the securities in its short portfolio. AXA Rosenberg will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk characteristics of the overall portfolio.

The Fund seeks to construct a diversified portfolio that has limited exposure to U.S. equity market risk generally and near neutral exposure to specific industries, specific capitalization ranges and certain other risk factors. It is currently expected that the long and short positions of the Fund will be invested primarily in small and mid-capitalization stocks, but they may also be invested in large capitalization stocks, as well. Stocks of companies with relatively small market capitalizations tend to be less liquid and more volatile than stocks of companies with relatively large market capitalizations.

AXA Rosenberg uses the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund's performance. AXA Rosenberg attempts to achieve returns for the Fund's shareholders that exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other things, U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government, U.S. Treasury Bills effectively have a fixed rate of return, investors in U.S. Treasury Bills do not risk losing their investment and an investment in the Fund is more volatile than an investment in U.S. Treasury Bills.

Because the Fund may engage in active and frequent trading of portfolio securities, a larger portion of distributions you would receive from the Fund are likely to reflect short-term capital gains, which are taxed like ordinary dividends, rather than long-term capital gain distributions.

The investment objective and policies of the Fund may be changed without shareholder approval unless explicitly stated otherwise.

                                 PRINCIPAL RISKS

The value of your investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect the Fund's investments as a whole. The Fund could be subject to additional risks because the types of investments made by the Fund can change over time.

INVESTMENT RISK. An investment in the Fund involves risks similar to those of investing in common stocks directly. Just as with common stocks, the value of Fund shares may increase or decrease depending on market, economic, political, regulatory and other conditions affecting the Fund's portfolio. Investment in shares of the Fund is, like investment in common stocks, more volatile and risky than some other forms of investment. Also, the Fund is subject to the risk that its long positions may decline in value at the same time that the market value of securities sold short increases, thereby increasing the magnitude of the loss that you may suffer on your investment as compared with more conventional stock mutual funds.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. This is the risk that AXA Rosenberg will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that it will produce the desired results. In some cases, certain investments may be unavailable or AXA Rosenberg may not choose certain investments under market conditions when, in retrospect, their use would have been beneficial to the Fund.

The Fund will lose money if AXA Rosenberg fails to purchase, sell or sell short different stocks such that the securities in the Fund's long portfolio, in the aggregate, outperform the securities in the Fund's short portfolio. In addition, management risk is heightened for the Fund because AXA Rosenberg could make poor stock selections for both the long and the short portfolios.

MARKET RISK. Although the Fund seeks to have approximately equal dollar amounts invested in long and short positions, there is a risk that AXA Rosenberg will fail to construct a portfolio of long and short positions that has limited exposure to general equity market risk, specific capitalization ranges and certain other risk factors.

RISK OF SHORT SALES. When AXA Rosenberg believes that a security is overvalued, it may cause the Fund to sell the security short by borrowing it from a third party and selling it at the then-current market price. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. The Fund will incur a loss if the price of the borrowed security increases between the time the Fund sells it short and the time the Fund must replace it. The Fund may achieve a gain if the price of the borrowed security decreases during that period of time. The Fund cannot guarantee that it will be able to replace a security at any particular time or at an acceptable price.

While the Fund is short a security, it is always subject to the risk that the security's lender will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If this happens, the Fund must buy the replacement share immediately at the stock's then-current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security to close out the short position. The Fund's gain on a short sale, before transaction costs, is limited to the difference between the price at which it sold the borrowed security and the price it paid to purchase the security to return to the lender. By contrast, its potential loss on a short sale is unlimited because the loss increases as the price of the security sold short increases, and the price may rise indefinitely.

Short sales also involve other costs. The Fund must repay to the lender any dividends or interest that accrue while it is holding a security sold short. To borrow the security, the Fund also may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, if the Fund enters into a short sale against the box, it may be a taxable event with respect to the shorted position.

Until the Fund replaces a borrowed security, it will maintain daily a segregated account with its custodian containing cash, U.S. Government securities, or other liquid securities. The amount deposited in the segregated account plus any amount held as collateral with a broker or other custodian will at least equal the current market value of the security sold short. Depending on the arrangements made with such broker or custodian, the Fund might not receive any payments (including interest) on collateral held with the broker or custodian. The assets used to cover the Fund's short sales will not be available to use for redemptions. The Fund will not make a short sale if, after giving effect to the short sale, the market value of all securities sold short would exceed 100% of the value of the Fund's net assets.

SMALL AND MID-SIZE COMPANY RISK. Companies with small or mid-sized market capitalizations may be dependent upon a single proprietary product or market niche, may have limited product lines, markets or financial resources, or may depend on a limited management group. Typically, such companies have fewer securities outstanding, and their securities may be less liquid than securities of larger companies. Their common stock and other securities may trade less frequently and in limited volume and are generally more sensitive to purchase and sale transactions. Therefore, the prices of such securities tend to be more volatile than the prices of securities of companies with larger market capitalizations. As a result, the absolute values of changes in the prices of securities of companies with small or mid-sized market capitalizations may be greater than those of larger, more established companies.

STYLE RISK. Because AXA Rosenberg's risk control policy is not intended to yield a perfectly style-neutral portfolio, it is likely that the Fund's portfolio will exhibit a sensitivity to the value-growth cycle within the U.S. equity markets, meaning that the Fund's performance will be more likely to decline during periods when growth stocks outperform value stocks than during periods when value stocks outperform growth stocks.

PORTFOLIO TURNOVER. The consideration of portfolio turnover does not constrain AXA Rosenberg's investment decisions. The Fund is actively managed and the Fund's portfolio turnover may exceed 100%. Higher portfolio turnover rates will result in comparatively greater brokerage commissions or other transaction costs. Such costs will reduce the Fund's return. A higher portfolio turnover rate may also result in the realization of substantial net short-term gains, which are taxable as ordinary income to shareholders when distributed.

           CERTAIN ADDITIONAL INVESTMENT TECHNIQUES AND RELATED RISKS

The Fund has the flexibility to invest, within limits, in a variety of instruments designed to enhance its investment capabilities. A brief description of certain of these instruments and the risks associated with them appears below. You can find more detailed information in the Trust's statement of additional information (the "SAI").

CERTAIN HOLDINGS. To meet redemption requests or for investment purposes, the Fund may temporarily hold a portion of its assets in full faith and credit obligations of the United States Government (E.G., U.S. Treasury Bills) and in short-term notes, commercial paper or other money market instruments of high quality (specifically, rated at least "A-2" or "AA" by Standard & Poor's ("S&P") or Prime 2 or "Aa" by Moody's Investors Service, Inc. ("Moody's")) issued by companies having an outstanding debt issue rated at least "AA" by S&P or at least "Aa" by Moody's, or determined by AXA Rosenberg to be of comparable quality to any of the foregoing.

In connection with these holdings, the Fund may be subject to interest rate risk and credit risk. Interest rate risk is the risk that changes in interest rates will adversely affect the value of the Fund's debt securities. Debt securities constitute obligations of an issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of such securities to decline. Even the highest quality debt securities, including U.S. Government securities, are subject to interest rate risk.

Credit risk is the risk that the issuer or the guarantor of a debt security will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. As noted above, however, the Fund will hold debt securities only of issuers with high credit ratings.

STOCK INDEX FUTURES. A stock index futures contract (an "Index Future") is a contract to buy an integral number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index. An option on an Index Future gives the purchaser the right, in return for the premium paid, to assume a long or a short position in an Index Future. The Fund will realize a loss if the value of an Index Future declines between the time the Fund purchases it and the time it sells it and may realize a gain if the value of the Index Future rises between such dates.

In connection with the Fund's investment in common stocks, the Fund may invest in Index Futures while AXA Rosenberg seeks favorable terms from brokers to effect transactions in common stocks selected for purchase. The Fund may also invest in Index Futures when AXA Rosenberg believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the Fund, pending investment in such stocks when they do become available. Through the use of Index Futures, the Fund may maintain a portfolio with diversified risk without incurring the substantial brokerage costs which may be associated with investment in multiple issuers. This may permit the Fund to avoid potential market and liquidity issues. The Fund may also use Index Futures in order to hedge its equity positions.

In contrast to purchases of a common stock, no price is paid or received by the Fund upon the purchase of a futures contract. Upon entering into a futures contract, the Fund will be required to deposit with its custodian in a segregated account in the name of the futures broker a specified amount of cash or securities. This is known by participants in the market as "initial margin." The type of instruments that may be deposited as initial margin, and the required amount of initial margin, are determined by the futures exchange on which the Index Futures are traded. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker, will be made on a daily basis as the price of the particular index fluctuates, making the position in the futures contract more or less valuable, a process known as "marking to the market."

The Fund may close out a futures contract purchase by entering into a futures contract sale. This will operate to terminate the Fund's position in the futures contract. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

The Fund's use of Index Futures involves risk. Positions in Index Futures may be closed out by the Fund only on the futures exchanges on which the Index Futures are then traded. There can be no assurance that a liquid market will exist for any particular contract at any particular time. The liquidity of the market in futures contracts could be adversely affected by "daily price fluctuation limits" established by the relevant futures exchange which limit the amount of fluctuation in the price of an Index Futures contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit. In such events, it may not be possible for the Fund to close its futures contract purchase, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The futures market may also attract more speculators than do the securities markets, because deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Increased participation by speculators in the futures market may also cause price distortions. In addition, the price of Index Futures may not correlate perfectly with movement in the underlying index due to certain market disturbances.

Further, the ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. There is no assurance that a liquid secondary market will exist for any particular option or at any particular time.

When the Fund purchases an Index Future, it is required to segregate, at all times while an Index Future is held by the Fund, cash, U.S. Government securities or other high grade liquid securities with its custodian in an amount which, together with the initial margin deposit on the futures contract, is equal to the current value of the futures contract.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the Investment Company Act of 1940 (the "1940 Act"), a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash. Although the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government, and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto, and (b) inability to enforce rights and the expenses involved in attempted enforcement.

LOANS OF PORTFOLIO SECURITIES. The Fund may lend some or all of its portfolio securities to broker-dealers. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. Government securities at least equal at all times to the market value of the securities lent. The borrower pays to the Fund an amount equal to any dividends or interest received on the securities lent. When the collateral is cash, the Fund may invest the cash collateral in interest-bearing, short-term securities. When the collateral is U.S. Government securities, the Fund usually receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call loans in order to sell the securities involved. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Adviser to be of relatively high credit standing.

ILLIQUID SECURITIES. The Fund may invest in "illiquid securities," defined as securities which cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued such securities, so long as no more than 15% of the Fund's net assets would be invested in such illiquid securities after giving effect to the purchase. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, the Fund may be forced to sell them at a discount from the last offer price.

FOREIGN INVESTMENTS. Although the Fund invests primarily in securities principally traded in U.S. markets, the Fund may buy, or engage in short sales with respect to, stocks of foreign companies that trade on U.S. markets. Investments in securities of foreign issuers involve certain risks that are less significant for investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, changes in currency exchange rates or exchange control regulations (including currency blockage). The Fund may be unable to obtain and enforce judgments against foreign entities, and issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. Also, the securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies.

TEMPORARY DEFENSIVE POSITIONS. During unusual market conditions, the Fund may invest in taxable money market securities as a temporary defensive measure. When the Fund engages in such activities, it may not achieve its investment goal.

                  PERFORMANCE INFORMATION FOR THE SUBADVISER'S
                        OTHER LONG/SHORT EQUITY ACCOUNTS

AXA Rosenberg also serves as adviser to other long/short equity accounts (the "Other Long/Short Equity Accounts") that have investment objectives, policies and strategies that are substantially similar to those of the Fund. THE INFORMATION BELOW DOES NOT REPRESENT THE HISTORICAL PERFORMANCE OF THE LAUDUS ROSENBERG VIT VALUE LONG/SHORT EQUITY FUND AND SHOULD NOT BE CONSIDERED A PREDICTION OF ITS FUTURE PERFORMANCE. The performance of the Fund may vary from the performance of the Other Long/Short Equity Accounts. The performance information shown below is based on a composite of all of AXA Rosenberg's accounts and those of its predecessor with investment objectives, policies and strategies that are substantially similar to those of the Fund and has been adjusted to give effect to the annualized net expenses of the Fund (as set forth in the Annual Fund Operating Expenses table, above). Not all of the Other Long/Short Equity Accounts were registered under the 1940 Act and therefore not all were subject to certain investment restrictions imposed by the 1940 Act. If those Other Long/Short Equity Accounts had been registered under the 1940 Act, their performance and the composite performance might have been adversely affected. In addition, not all of the Other Long/Short Equity Accounts were subject to Subchapter M of the Internal Revenue Code. If those Other Long/Short Equity Accounts had been subject to Subchapter M, their performance and the composite performance might have been adversely affected. Moreover, the following information does not reflect the separate account fees and charges charged by the insurance company to investor accounts. These fees and charges would have adversely affected an investor's return on the Other Long/Short Equity Accounts.

The bar chart and table below show:

     - CHANGES IN THE OTHER LONG/SHORT EQUITY ACCOUNTS' PERFORMANCE FROM YEAR TO YEAR OVER THE LIFE OF THE OTHER LONG/SHORT EQUITY ACCOUNT COMPOSITE; AND

     - HOW THE OTHER LONG/SHORT EQUITY ACCOUNTS' AVERAGE ANNUAL RETURNS OVER ONE YEAR, FIVE YEARS, AND THE LIFE OF THE OTHER LONG/SHORT EQUITY ACCOUNT COMPOSITE COMPARE TO THOSE OF 3-MONTH U.S. TREASURY BILLS.

YEARLY PERFORMANCE (%) - OTHER LONG/SHORT EQUITY ACCOUNTS (ADJUSTED FOR FEES AND EXPENSES OF CLASS 1 SHARES)

                               YEARLY PERFORMANCE
                  CALENDAR YEAR END          ANNUAL RETURN (%)
                         1996                     27.09%
                         1997                     12.89%
                         1998                      1.94%
                         1999                    -14.84%
                         2000                     -1.63%
                         2001                     11.55%
                         2002                     29.25%
                         2003                     -7.98%
                         2004                      1.08%

During all periods shown in the bar graph, the Other Long/Short Equity Accounts' highest quarterly return was 25.30%, for the quarter ended 09/30/01, and their lowest quarterly return was -13.07%, for the quarter ended 12/31/01.

PERFORMANCE TABLE - OTHER LONG/SHORT EQUITY ACCOUNTS

This table shows how the Other Long/Short Equity Accounts' performance compares with the returns of 3-month U.S. Treasury Bills.

     AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2004)(1)

                                                                                                SINCE
                                                                 PAST ONE      PAST FIVE      INCEPTION
                                                                   YEAR          YEARS         (7/1/95)
                                                                 --------      ---------      ---------
Other Long/Short Equity Accounts (adjusted for the fees and
expenses of Class 1 Shares of the Fund)                            1.08%          5.70%          6.12%
3-month U.S. Treasury Bills(2)                                     1.43%          2.81%          3.92%*

----------
(1). Performance does not reflect any fees which may be charged by the insurance company to investor accounts.
(2). An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other things, U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government, U.S. Treasury Bills have a fixed rate of return, investors in U.S. Treasury Bills do not bear the risk of losing their investment and an investment in the Fund is more volatile than an investment in U.S. Treasury Bills.
*    This information is provided as of 6/30/95.

There has been one modification to AXA Rosenberg's long/short equity accounts strategy since its inception in 1995. In October 1998, AXA Rosenberg's predecessor combined the Earnings Change Model and the Investor Sentiment Model into the Earnings Forecast Model. See "The Subadviser's General Investment Philosophy - Stock Selection." Despite this enhancement to AXA Rosenberg's long/short equity strategy, the Fund has investment objectives, policies and strategies substantially similar to those of the Other Long/Short Equity Accounts.

                 THE SUBADVISER'S GENERAL INVESTMENT PHILOSOPHY

AXA Rosenberg uses a bottom-up, fundamental stock selection process driven by proprietary technology for the Fund, through which it seeks to outperform a benchmark while diversifying investment risk across a portfolio's holdings. In seeking to outperform the Fund's designated benchmark, AXA Rosenberg also attempts to control risk in the Fund's portfolio relative to the securities constituting that benchmark. Since the Fund is substantially invested in equities at all times, AXA Rosenberg does not seek to earn an extraordinary return by timing the market. AXA Rosenberg seeks to avoid constructing a portfolio that differs significantly from the benchmark with respect to characteristics such as market capitalization, historic relative volatility and industry weightings. The Fund seeks to have exposure to these factors similar to that of the designated benchmark.

AXA Rosenberg's goal is to identify companies that it believes have the best future earnings potential, combined with the right risk characteristics. AXA Rosenberg's investment decisions are guided by proprietary technology known as "expert systems." These systems are engineered to think like top analysts, with the unique capacity to evaluate simultaneously the fundamentals of 17,500 stocks worldwide. Two stock selection models, a Valuation Model and an Earnings Forecast Model are the keys to their process.

AXA Rosenberg's investment strategy seeks to identify mispriced stocks across industries, and in some cases countries, through rigorous analysis of a company's fundamental data. It employs a systematic, disciplined framework for stock selection that uses a relative-value approach and a focus on risk management. AXA Rosenberg compares companies operating in similar businesses to identify those that it believes are undervalued in relation to their peers. For each of the stocks it evaluates, it creates a valuation view and an earnings forecast view, and puts the two views together to gain an overall perspective of the potential attractiveness of each stock. Then AXA Rosenberg compares the risks of each of the stocks that it believes are the most attractive in an attempt to build a portfolio that strikes an optimal balance between risk and reward.

DECISION PROCESS

AXA Rosenberg uses proprietary systems to focus on generating unique insights into earnings - across industries and countries. Its decision process is a continuum. Its research function develops models that analyze the more than 17,500 securities in the global universe. These models include analyses of both fundamental data and historical price performance. The portfolio management function optimizes each portfolio's composition, executes trades and monitors performance and trading costs.

The essence of AXA Rosenberg's approach is attention to important aspects of the investment process. Factors crucial to successful stock selection include: (1) accurate and timely data on a large universe of companies; (2) subtle quantitative descriptors of value and predictors of changes in value; and (3) insightful definitions of similar businesses. AXA Rosenberg regularly assimilates, checks and structures the input data on which its models rely. It believes that with correct data, the recommendations made by the system will be sound.

STOCK SELECTION

Fundamental valuation of stocks is key to AXA Rosenberg's investment process, and the heart of the valuation process lies in its proprietary Valuation Model. Analysis of companies in the United States and Canada is conducted in a single unified model. The Valuation Model discriminates where the two markets are substantially different, while simultaneously comparing companies in the two markets according to their degrees of similarity. European companies and Asian companies (other than Japanese companies) are analyzed in a nearly global model, which includes the United States and Canada, as a further basis for comparative valuation, but which excludes Japan. Japanese companies are analyzed in an independent national model. The Valuation Model incorporates the various accounting standards that apply in different markets and makes adjustments to ensure meaningful comparisons.

An important feature of the Valuation Model is the classification of companies into one or more of 170 groups of "similar" businesses. Each company is broken down into its individual business segments. Each segment is compared with similar segments of other companies doing business in the same geographical market and, in most cases, in different markets. AXA Rosenberg appraises the company's assets, operating earnings and sales within each business segment, using the market's valuation of the relevant category of business as a guide where possible. It then puts the segment appraisals together to create balance sheet, income statement and sales valuation models for each total company, while adjusting the segment appraisals to reflect variables which apply only to the total company, such as taxes, capital structure and pension funding.

AXA Rosenberg's proprietary Earnings Forecast Model attempts to predict the earnings change for companies over a one-year period. This model examines, among other things, measures of company profitability, measures of operational efficiency, analysts' earnings estimates and measures of investor sentiment, including broker recommendations, earnings surprise and prior market performance. In different markets around the world, AXA Rosenberg has different levels of investor sentiment data available and observes differing levels of market response to the model's various predictors.

AXA Rosenberg combines the results of the Earnings Forecast Model with the results of the Valuation Model to determine the attractiveness of a stock for purchase or sale.

OPTIMIZATION

AXA Rosenberg's portfolio optimization system attempts to construct a portfolio that will outperform the benchmark. The optimizer simultaneously considers both the recommendations of AXA Rosenberg's stock selection models and the risks in determining portfolio transactions. In addition, the portfolio optimization system attempts to moderate the value orientations of the portfolio. Generally, a transaction will not be executed unless the opportunity offered by a purchase or sale candidate sufficiently exceeds the potential of an existing holding to justify the transaction costs.

TRADING

AXA Rosenberg's trading system aggregates the recommended transactions for client accounts and determines the feasibility of each recommendation in light of the stock's liquidity, the expected transaction costs and general market conditions. It relays target price information to a trader for each stock considered for purchase or sale. Trades are executed through any one of four trading strategies: traditional brokerage, networks, accommodation, and package or "basket" trades.

In the United States, the network arrangements AXA Rosenberg has developed with Instinet Matching System ("IMS") and Portfolio System for Institutional Trading ("POSIT") facilitate large volume trading with little or no price disturbance and low commission rates.

AXA Rosenberg uses accommodative trading, which allows institutional buyers and sellers of stock to present it with their "interest" lists electronically each morning. Any matches between the inventory that the brokers have presented and AXA Rosenberg's own recommended trades are signaled to its traders. Because the broker is doing agency business and has a client on the other side of the trade, it expects the other side to be accommodative in setting the price. AXA Rosenberg's objective in using this system is to execute most trades on its side of the bid/ask spread so as to minimize market impact.

Package trades further allow AXA Rosenberg to trade large lists of orders simultaneously using tools such as the Instinet Real-Time System, Instinet Order Matching System and Lattice Trading System. Those tools provide order entry, negotiation and execution capabilities, either directly to other institutions or electronically to the floor of the exchange. The advantages of using such systems include speed of execution, low commissions, anonymity and very low market impact.

AXA Rosenberg continuously monitors trading costs to determine the impact of commissions and price disturbances on the portfolio.

                             MANAGEMENT OF THE FUND

The Trust's Board of Trustees oversees the general conduct of the Trust and the Fund.

INVESTMENT ADVISER AND SUBADVISER

Effective January 31, 2004, the investment adviser for the Fund became CSIM, 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, CSIM today serves as investment adviser for all of the SchwabFunds and the Laudus Trust. As of December 31, 2004, CSIM managed 59 mutual funds and approximately $143 billion in assets.

For the period January 1, 2004 to January 30, 2004, AXA Rosenberg served as investment adviser to the Fund. AXA Rosenberg is now the Fund's subadviser. AXA Rosenberg's address is 4 Orinda Way, Building E, Orinda, CA 94563. AXA Rosenberg provides investment advisory services to a number of institutional investors as well as the Laudus Trust.

AXA Rosenberg provides day-to-day portfolio management services to the Fund, while, as adviser, CSIM supervises AXA Rosenberg and assumes other functions, including managing the Fund's other affairs and business, subject to the supervision of the Board of Trustees.

The Fund pays CSIM an advisory fee for these services on a monthly basis equal to 1.50% of net assets or 1.45% for assets under management, if any, over $500 million. CSIM - and not the Fund - pays a portion of the advisory fees it receives to AXA Rosenberg in return for its services.

For the period January 31, 2004 through December 31, 2004, the Fund paid CSIM $447,743 in advisory fees, before a waiver and/or reimbursement of $271,084, for its service as investment adviser to the Fund. For the period January 1, 2004 to January 30, 2004, the Fund paid AXA Rosenberg $12,038 in advisory fees, before a waiver and/or reimbursement of $23,427, for its service as investment adviser to the Fund. Both CSIM and AXA Rosenberg were paid at a rate of 1.50% of the average daily net assets of the Fund before waivers and reimbursements.

As described in the "Annual Fund Operating Expenses" table in the section entitled "Fees and Expenses," CSIM has entered into an Expense Limitation Agreement to reduce its management fees and bear certain expenses until December 31, 2007, to limit the Fund's total annual operating expenses. Under that agreement, any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the Fund to CSIM during the next three fiscal years to the extent that repayment will not cause the Fund's expenses to exceed the current limit (as stated in the Expense Limitation Agreement) during the respective year.

PORTFOLIO MANAGEMENT

Investment decisions arise from AXA Rosenberg's disciplined, systematic process, which combines proprietary expert systems and comprehensive databases to replicate the decisions financial experts might make in a perfect world. AXA Rosenberg's portfolio engineers research and monitor the portfolio's performance against the relevant benchmark and ensure compliance with the portfolio's objectives. The team of portfolio engineers, who are employed by AXA Rosenberg and an affiliated entity, the Barr Rosenberg Research Center LLC, are jointly and primarily responsible for monitoring the recommendations for all accounts that are generated by AXA Rosenberg's investment models and for the day-to-day, portfolio management operations of the Fund.

Dr. William Ricks has been with AXA Rosenberg since 1989, where he has been the Chief Executive Officer and Chief Investment Officer for the past five years. He is responsible for overseeing the implementation of AXA Rosenberg's investment strategies, which are primarily driven by stock selection and portfolio construction models. To that end, he has overall responsibility for the implementation of AXA Rosenberg's investment strategies and the various aspects of AXA Rosenberg's investment process, including trading, operations, portfolio engineering and portfolio construction.

The SAI provides additional information about Dr. Ricks' compensation, other accounts managed and ownership of securities in the Fund.

INDEPENDENT TRUSTEES

Nils H. Hakansson, Mariann Byerwalter and William A. Hasler are the Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) of the Trust.

INTERESTED TRUSTEE

Jeffrey M. Lyons is the Trustee of the Trust who is an "interested person" (as defined in the 1940 Act) of the Trust.

                         HOW THE FUND PRICES ITS SHARES

The Fund is open for business each day that the New York Stock Exchange ("NYSE") is open. The Fund calculates its share price each business day as of the close of the NYSE (generally 4:00 p.m. Eastern time). The Fund's share price is its net asset value per share, or NAV, which is the Fund's net assets divided by the number of its outstanding shares. Purchases and redemptions will be effected at the NAV next determined after the Fund receives a purchase or redemption request in good order.

In valuing its securities, the Fund uses the current market value if one is readily available. Securities held by the Fund for which market prices are not readily available or for which the Adviser deems the market price to be unreliable are valued in accordance with fair value procedures established by the Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

                             PURCHASING FUND SHARES

Only a separate account of an insurance company which participates in fund investments may purchase shares of the Fund. You may buy shares of the Fund only through your policy or contract with a participating insurance company. You should read this Prospectus in conjunction with the prospectus or other disclosure documents of the separate account of the specific insurance product which accompanies this Prospectus.

The insurance company may impose additional or different conditions than the Fund on purchases, redemptions or exchanges of Fund shares. Some policy differences may include initial, subsequent and maintenance investment requirements, exchange policies, Fund choices, cut-off time for investment and trading restrictions. Insurance companies may also independently establish and charge their customers transaction fees, account fees and other fees in addition to the fees charged by the Fund. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Shareholders who are customers of insurance companies should consult them for information regarding these conditions and fees. The Fund is not responsible for the failure of insurance companies to carry out their responsibilities to their customers.

The Trust reserves the right, in its sole discretion, to suspend the offering of shares of the Fund or to reject purchase orders when it believes that suspension or rejection would be in the best interests of the Trust or its shareholders.

Purchases of the Fund's shares may be made in full or fractional shares of the Fund. In the interest of economy and convenience, the Trust will not issue certificates for shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

"Market timing" refers to a pattern of frequent purchases and sales of the Fund's shares, often with the intent of earning arbitrage profits. Market timing can harm other shareholders in various ways, including by diluting the value of shareholders' holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing the Fund to incur unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

The Fund is intended to be a long-term investment vehicle and is not designed for investors who engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). In order to prevent short-term trading, the Board of Trustees has adopted policies and procedures intended to discourage frequent purchases and redemptions of Fund shares by Fund shareholders. The Fund seeks to prevent excessive purchases and sales or exchanges of Fund shares by engaging the Fund's transfer agent to provide reports to the Fund of transactional activity in amounts and frequency determined by the Fund to be significant to the Fund and in a pattern of activity that could potentially be detrimental to the Fund. The Fund's policies with respect to frequent purchases and redemptions of Fund shares are applied uniformly in all cases, including to trades through insurance companies. If, as a result of this monitoring, the Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account. Judgments with respect to implementation of the Fund's policy are made in good faith in a manner that the Fund believes is consistent with the best long-term interests of shareholders.

Despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Fund without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Fund's monitoring techniques. Operational or technical limitations may also limit the Fund's ability to identify short-term trading activity.

In addition, certain insurance companies may be unable or unwilling to effectively enforce the Fund's trading or exchange restrictions. The Fund will monitor trading activity coming from such insurance companies and take reasonable steps to seek cooperation from any insurance company through which the Fund believes short-term trading activity is taking place.

The Fund reserves the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason. In addition, the Fund reserves the right to modify this policy, including any surveillance or account restriction procedures established from time to time to effectuate this policy, at any time without notice.

DISTRIBUTOR

Class 1 Shares of the Fund are sold on a continuous basis by the Trust's distributor, ALPS Distributors, Inc. The Distributor's principal offices are located at 1625 Broadway, Suite 2200, Denver, Colorado 80202.

Although the Distributor sells Class 1 Shares of the Fund, the Fund pays no fees to the Distributor in connection with such shares.

                              REDEEMING FUND SHARES

The Trust will redeem shares at the net asset value per share next determined after a redemption request is received. See "How the Fund Prices Its Shares" and the prospectus or other disclosure documents of the separate account of the specific insurance product that accompanies this Prospectus. The value of shares redeemed may be more or less than the original cost of those shares, depending on the market value of the investment securities held by the Fund at the time of the redemption and on any expenses and charges attributable thereto.

The Fund reserves the right to redeem in kind in accordance with the Fund's procedures and applicable regulatory requirements. If the Adviser determines that it would not be in the best interests of the remaining shareholders of the Fund to make a redemption payment wholly or partly in cash, the Fund may instead pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund. Securities used to redeem Fund shares in kind will be valued in accordance with the Fund's procedures for valuation described under "How the Fund Prices Its Shares." Securities distributed by the Fund in kind will be selected by the Subadviser, under the Adviser's supervision, in light of the Fund's objective and generally will be a PRO RATA distribution of each security held in the Fund's portfolio to the extent practicable. Investors may incur brokerage charges on the sale of any securities so received in payment of redemptions.

The Trust reserves the right to delay settlement for redemptions received in good order for up to seven days. The Trust may suspend the right of redemption and may postpone payment for a reasonable period when the NYSE is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission ("SEC"), during periods when trading on the NYSE is restricted or during an emergency declared by the SEC which makes it impracticable for the Fund to dispose of its securities or to fairly determine the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

                                  DISTRIBUTIONS

The Fund intends to distribute to its insurance company separate accounts as dividends substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carry-forwards). The Fund will declare and pay distributions of its dividends and interest and distribute net short-term capital gains and net long-term gains all on an annual basis unless the Trustees determine that it should do so more frequently where permitted by applicable regulations.

SHAREHOLDER OPTIONS

The Fund will pay all dividends and distributions in additional Fund shares at net asset value unless an election is made by a particular separate account to receive distributions in cash.

                  DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

The Fund may make various types of portfolio holdings information available to shareholders. Information regarding the Fund's policy and procedures on the disclosure of portfolio holdings information is available in the SAI. In addition, shareholders can learn more about the availability of portfolio holdings information by calling the Funds at 1-800-447-3332.

                                      TAXES

The Fund intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Because shareholders of the Fund will be insurance company separate accounts, no extensive discussion is included herein concerning the federal income tax consequences for the holders of the contracts. Investors should refer to the specific tax information provided in the prospectus or other documents with respect to the tax consequences associated with their variable contracts and statements made herein are general in nature. Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The Fund intends to comply with these requirements. If the Fund or a separate account does not meet such requirements, income allocable to the contracts associated with the separate account may be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including taxes on dividend or interest payments and may be subject to special tax rules. In that case, the Fund's yield on those securities would be decreased.

The above information constitutes a general summary of the federal income tax consequences of investing in the Fund. Investors should ask their own tax advisers for more information on their own tax situations, including possible foreign, state or local taxes. Please refer to the prospectus or other disclosure documents for your separate account and variable contract for information regarding the federal income tax treatment of variable contracts in general and of distributions to your separate account in particular. See "Income Dividends, Distributions and Tax Status" in the Fund's SAI for more information on taxes.

                                OTHER INFORMATION

The Trust is designed to serve and presently intends to serve as a funding vehicle for insurance company separate accounts associated with variable annuity contracts and variable life insurance policies. This means that participating insurance companies will invest money from separate accounts of various annuity contracts and life insurance policies in the Fund to provide for future benefits. You should consult the prospectus or other disclosure documents issued by the relevant insurance company for more information about a separate account.

All shares of the Fund have identical voting rights. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and are entitled to receive the net assets of the Fund's portfolio upon liquidation. The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders holding a majority of the outstanding shares may remove Trustees by votes cast in person or by proxy at a meeting of shareholders or by written consent.

In the future, the Trust may offer shares of the Fund directly to qualified pension and profit-sharing plans.

Although conflicts of interest could arise from the sale of Fund shares to variable annuity contract-owners and variable life insurance policy-owners of affiliated and unaffiliated insurance companies, the Trust currently does not foresee any related disadvantages to policy-owners and contract-owners. This is because the Trust offers its shares to separate accounts of various insurance companies only to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts of interest which may arise. Should such a conflict arise, the Trustees will determine what action, if any, should be taken in response.

The Agreement and Declaration of Trust of the Trust, as amended from time to time, provides for the perpetual existence of the Trust. The Trust may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of each series of the Trust.

Under certain circumstances, shareholders could be held personally liable for the obligations of the Trust. However, the Trust believes that the chance of resulting financial loss for a shareholder is remote since that type of liability may arise only in very limited circumstances.

The Fund's investment performance may from time to time be included in advertisements about the Fund. Total return for the Fund is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of such period (assuming immediate reinvestment of any dividends or capital gain distributions). All data are based on the Fund's past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio and the Fund's operating expenses. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund's investment results with those of other mutual funds and other investment vehicles. Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect.

                              FINANCIAL HIGHLIGHTS

The Class 1 Shares of the Fund were not operational as of 12/31/04.

The table that follows presents performance information about Class 2 Shares of the Fund. Since Class 1 Shares are invested in the same portfolio of securities, returns for Class 1 Shares will be substantially similar to those of the Class 2 Shares, shown here, and will differ only to the extent that Class 1 Shares have lower expenses. The financial highlights table is intended to help you understand the Fund's financial performance for the period from the commencement of operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This calculation does not reflect separate account fees. If fees at the separate account level were included, total return would be lower. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Trust's financial statements, is included in the Trust's Annual Report, which is available upon request.

Financial Highlights

Selected data for a share outstanding throughout the period indicated.

                                                                                                        FOR THE PERIOD
                                                                                                        MAY 1, 2003(1)
                                                                                      YEAR ENDED              TO
                                                                                  DECEMBER 31, 2004   DECEMBER 31, 2003
                                                                                  -----------------   -----------------
CLASS 2:
Net asset value, beginning of period                                               $          9.64     $         10.00

Investment activities:
  Net investment income/(loss)                                                               (0.04)              (0.05)(5)
  Net realized and unrealized gains/(losses) on investments and
securities sold short                                                                         0.39               (0.31)
                                                                                   ---------------     ---------------
Total from investment activities                                                              0.35               (0.36)
                                                                                   ---------------     ---------------
Net asset value, end of period                                                     $          9.99     $          9.64
                                                                                   ---------------     ---------------
Total return (2)                                                                              3.63%              (3.60)%

RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net Assets at end of period ($ thousands)                                        $        53,045     $         9,508

  Net investment income/(loss) net of waivers/reimbursements (3)(4)                          (0.77)%             (0.90)%
  Expenses before waivers/reimbursements (3)(4)                                               4.10%               7.55%
  Expenses net of waivers/reimbursements (3)(4)                                               3.14%               2.98%
  Expenses (excluding dividend expense) net of waivers/reimbursements(3)                      1.99%               2.00%
  Portfolio turnover rate                                                                    89.39%             130.89%

----------
(1)  Commencement of operations.
(2)  Not annualized for periods less than one year.
(3)  Annualized for periods less than one year.
(4)  Includes dividend expense.
(5)  Calculated based on the average shares outstanding during the period.

                       FOR MORE INFORMATION ABOUT THE FUND

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Trust's SAI provides additional information about the Fund. It is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. You may review and copy, for a fee, the Trust's Annual and Semi-Annual Reports and SAI in person at, or by writing to, the Public Reference Section of the Commission, Washington D.C. 20549-0102, or by electronic request via e-mail at the following address: publicinfo@sec.gov. Information on the operation of the Commission's Public Reference Room can be obtained by calling 1-202-942-8090. You may obtain reports and other information about the Fund for free from the EDGAR database on the Commission's website at http://www.sec.gov. You may also obtain free copies of the Annual and Semi-Annual Reports and the SAI, request other information about the Fund or make shareholder inquiries by contacting the Fund at:

                       Laudus Variable Insurance Trust
                       P. O. Box 8032
                       Boston, Massachusetts 02266
                       1-888-517-9900

The Fund's SAI and Annual and Semi-Annual Reports are not available on the Fund's website because shares of the Fund may only be purchased through a separate account of an insurance company. Shareholders may ask their insurance company if these materials are available on its website.

ADVISER:                                        CUSTODIAN OF ASSETS:
Charles Schwab Investment Management, Inc.      Custodial Trust Company
101 Montgomery Street                           101 Carnegie Center
San Francisco, CA 94104                         Princeton, NJ 08540

SUBADVISER:                                     INDEPENDENT REGISTERED PUBLIC
AXA Rosenberg Investment Management LLC         ACCOUNTING FIRM:
4 Orinda Way, Building E                        PricewaterhouseCoopers LLP
Orinda, CA 94563                                333 Market Street
                                                San Francisco, CA 94105
ADMINISTRATOR:
State Street Bank & Trust Company               LEGAL COUNSEL:
State Street Financial Center                   Morgan, Lewis & Bockius LLP
1 Lincoln Street                                1701 Market Street
Boston, MA 02266                                Philadelphia, PA 19103

TRANSFER AND DIVIDEND PAYING AGENT:

Boston Financial Data Services, Inc.
P. O. Box 8032
Boston, MA 02266


INVESTMENT COMPANY ACT FILE NO. 811-08759

                LAUDUS ROSENBERG VIT VALUE LONG/SHORT EQUITY FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                 OCTOBER 5, 2005

      This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to and should be read in conjunction with the Class 1 and Class 2 prospectuses of the Laudus Rosenberg VIT Value Long/Short Equity Fund (the "Fund") of Laudus Variable Insurance Trust (the "Trust") dated October 5, 2005 (the "Prospectuses"). Please note that the Class 1 Shares of the Fund were not operational as of 12/31/04. You may obtain a copy of the Prospectuses from Laudus Variable Insurance Trust, P. O. Box 8032, Boston, Massachusetts 02266.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
INVESTMENT OBJECTIVE AND POLICIES                                              2

PORTFOLIO TURNOVER                                                             3

INVESTMENT RESTRICTIONS                                                        3

INCOME DIVIDENDS, DISTRIBUTIONS AND TAX STATUS                                 5

MANAGEMENT OF THE FUND                                                         9

INVESTMENT ADVISORY AND OTHER SERVICES                                        15

PORTFOLIO TRANSACTIONS                                                        24

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES                              26

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION                                  28

DETERMINATION OF NET ASSET VALUE                                              29

PURCHASE AND REDEMPTION OF SHARES                                             30

FINANCIAL STATEMENTS                                                          30

APPENDIX A - PROXY VOTING POLICIES                                           A-1

                        INVESTMENT OBJECTIVE AND POLICIES

      The investment objective and policies of the Fund are summarized in the Prospectuses under the heading "Risk/Return Summary" and described in more detail in the Prospectuses under the headings "Investment Objective and Principal Investment Strategies" and "Principal Risks."

      The following is an additional description of certain investments of the Fund.

      INDEX FUTURES. An index futures contract (an "Index Future") is a contract to buy or sell an integral number of units of an index at a specified future date at a price agreed upon when the contract is made. A unit is the value of the relevant index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index Future.

      Index Futures can be traded through all major commodity brokers. Currently, contracts are expected to expire on the tenth day of March, June, September and December. The Fund will ordinarily be able to close open positions on the United States futures exchange on which Index Futures are then traded at any time up to and including the expiration day.

      Upon entering into a futures contract, the Fund will be required to deposit initial margin with its custodian in a segregated account in the name of the futures broker. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when the Fund has purchased an Index Future and the price of the relevant index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Fund has purchased an Index Future and the price of the relevant index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

      The price of Index Futures may not correlate perfectly with movement in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and the futures market. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions.

      SHORT SALES. The Fund will seek to realize additional gains through short sales. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the value of that security relative to the long positions held by the Fund. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

      The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

      TEMPORARY DEFENSIVE POSITIONS. The Fund may take temporary defensive positions for temporary or defensive purposes. The investment strategies of the Fund are those that the Fund uses during normal circumstances. During unusual economic or market conditions or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short term obligations that would not ordinarily be consistent with the Fund's objectives. The Fund will do so only if AXA Rosenberg Investment Management LLC ("AXA Rosenberg"), the Fund's subadviser, believes that the risk of loss outweighs the opportunity for capital gains or higher income. When the Fund engages in such activities, it may not achieve its investment objective.

      NOTICE ON SHAREHOLDER APPROVAL. Unless otherwise indicated in the Prospectuses or this Statement of Additional Information, the investment objective and policies of the Fund may be changed without shareholder approval.

                               PORTFOLIO TURNOVER

      A change in securities held by the Fund is known as "portfolio turnover" and almost always involves the payment by the Fund of brokerage commissions or dealer markup and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. Portfolio turnover is not a limiting factor with respect to investment decisions. The portfolio turnover rate for the Fund for the fiscal year ended December 31, 2004 and the period from the commencement of its operations (May 1, 2003) through December 31, 2003 was 89.39% and 130.89%, respectively. The change in portfolio turnover was attributable to a decline in the cross-sectional volatility of the U.S. stock market between the calendar years 2003 and 2004. Thus, compared with 2003, the spread of returns from best-performing to worst-performing stocks fell in 2004, resulting in reduced trading opportunities for the Fund for the fiscal year ending December 31, 2004, and leading to lower turnover. In addition, because the Fund commenced operations in on May 1, 2003, the Fund began with an initial investment in cash, which led to greater portfolio turnover during the period May 1, 2003 to December 31, 2003 compared to the fiscal year ending December 31, 2004.

      As disclosed in the Prospectuses, high portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and could involve realization of capital gains that would be taxable when distributed to shareholders of the Fund. To the extent that portfolio turnover results in the realization of new short-term capital gains, such gains are ordinarily taxed to shareholders at ordinary income tax rates.

                             INVESTMENT RESTRICTIONS

      Without a vote of the majority of the outstanding voting securities of the Fund, the Trust will not take any of the following actions with respect to the
Fund:

      (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes or for payments of variation margin. Such borrowings will be repaid before any additional investments are purchased. Short sales and related borrowings of securities are not subject to this restriction.

      (2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund's total assets (taken at cost) and then only to secure borrowings permitted by Restriction 1 above. (For the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. Collateral arrangements with respect to swaps and other derivatives are also not deemed to be a pledge or other encumbrance of assets.)

      (3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

      (4) Make short sales of securities or maintain a short position if, when added together, more than 100% of the value of the Fund's net assets would be
(i) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales. Short sales "against the box" are not subject to this limitation.

      (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, the Fund may be deemed to be an underwriter under federal securities laws.

      (6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

      (7) Concentrate more than 25% of the value of its total assets in any one industry.

      (8) Invest in securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), or by an exemptive order issued by the Securities and Exchange Commission.

      (9) Purchase or sell commodities or commodity contracts except that each of the Funds may purchase and sell stock index and other financial futures contracts and options thereon.

      (10) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities.

      (11) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (2) above; any borrowing permitted by restriction (1) above; short sales permitted by restriction (4) above; any collateral arrangements with respect to short sales, swaps, options, futures contracts and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, futures contracts or options on futures contracts.)

      (12) With respect to 75% of its total assets, invest in a security if, as a result of such investment, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

      Notwithstanding the latitude permitted by Restriction (9) above, the Fund has no current intention of purchasing interest rate futures.

      It is contrary to the present policy of the Fund, which may be changed by the Trustees of the Trust without shareholder approval, to:

      (a) Invest in warrants or rights (other than warrants or rights acquired by the Fund as a part of a unit or attached to securities at the time of purchase).

      (b) Write, purchase or sell options on particular securities (as opposed to market indices).

      (c) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

      (d) Make investments for the purpose of exercising control of a company's management.

      (e) Invest in (a) securities which at the time of investment are not readily marketable and (b) repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in such securities.

      Unless otherwise indicated, all percentage limitations on investments set forth herein and in the Prospectuses will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Regardless of such policy, if the Fund borrows an amount such that the asset coverage of its borrowing is less than 300%, then, within three days (not including Sundays and holidays) or such longer period as the Securities and Exchange Commission may prescribe through rules and regulations, the Fund will reduce the amount of its borrowings so that asset coverage is at least 300%.

      The phrase "shareholder approval," as used in the Prospectuses and herein, and the phrase "vote of a majority of the outstanding voting securities," as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or the Trust, as the case may be, or (2) 67% or more of the shares of the Fund or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                 INCOME DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

      The tax status of the Fund and the distributions which it may make are summarized in the Prospectuses under the headings "Distributions" and "Taxes." The Fund intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs, and other securities limited generally with respect to any one issuer to a value not more than 5% of the value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships;

and (c) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income (if any), and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. To the extent the Fund qualifies for treatment as a RIC, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

      If the Fund failed to qualify under Subchapter M as a RIC accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

      Notwithstanding an exemption for mutual funds which have only insurance company investors from the imposition of a certain excise tax on underdistributed amounts, the Fund intends to avoid the excise tax by distributing prior to each calendar year end, without regard to the Fund's fiscal year end, (i) 98% of the Fund's ordinary income, (ii) 98% of the Fund's capital gain net income for the one-year period ending on October 31 (or later if the Fund is permitted and so elects), and (iii) any retained amount from the prior year. A dividend paid to shareholders by the Fund in January of a year is generally deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a day in October, November or December of that preceding year.

      Section 817(h) of the Code requires that the investments of a segregated asset account (a "Separate Account") of an insurance company be "adequately diversified" as provided therein or in accordance with U.S. Treasury regulations in order for the account to serve as the basis for variable annuity contracts ("VA contracts") or variable life insurance policies ("VLI policies"). The Fund intends to comply with applicable requirements so that the Fund's investments are "adequately diversified" for purposes of Section 817(h) and the U.S. Treasury regulations thereunder. Section 817(h) and the U.S. Treasury regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a RIC for purposes of the diversification requirements. If the Fund satisfies certain conditions, a Separate Account owning shares of the Fund will be treated as owning multiple investments consisting of the Separate Account's proportionate share of each of the assets of the Fund. The Fund intends to satisfy these conditions so that the shares of the Fund owned by a segregated asset account of an insurance company depositor will be treated as multiple investments. If, however, the Fund is not "adequately diversified" within the meaning of Section 817(h) of the Code, the VA contracts and VLI policies supported by the Fund may not be treated as annuity or life insurance contracts, as the case may be, for any period (or subsequent period) during which the Fund is not "adequately diversified" thereunder.

      Assuming that the Separate Accounts meet the requirements of Section 817, it is anticipated that insurance company investors will not be subject to federal income tax currently on dividends or distributions from the Fund. Each organization or entity should review its own circumstances and the federal tax treatment of its income.

      Dividends, interest, and in some cases, capital gains received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

      The Fund may invest in the stock of "passive foreign investment companies" ("PFIC"s). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least

75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if the Fund holds stock of a PFIC, it will be subject to federal income tax on a portion of any "excess distribution" received on the stock as well as gain on disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders (assuming the Fund qualifies as a RIC). In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain. If a Fund invests in a PFIC and elects to treat the PFIC as a qualified electing fund ("QEF"), then in lieu of incurring the foregoing tax and interest obligation, the Fund would be required to include in income each year its PRO RATA share of the Fund's PRO RATA share of the QEF's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) - which most likely would have to be distributed by the Fund to satisfy the Fund's Subchapter M distribution requirement outlined above and avoid imposition of the excise tax, if applicable
- even if those earnings and gain were not received by the Fund from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. A holder of stock in a PFIC generally may elect to include in ordinary income for each taxable year the excess, if any, of the fair market value of the stock over its adjusted basis as of the end of that year. Pursuant to the election, a deduction (as an ordinary, not capital, loss) also would be allowed for the excess, if any, of the holder's adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income for prior taxable years under the election. The adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. Any gain on the sale of PFIC stock subject to a mark-to-market election would be treated as ordinary income.

      The use by the Fund of hedging strategies, such as writing (selling) and purchasing futures contracts and options and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses they realize in connection therewith.

      Exchange-traded futures contracts, certain options, and certain forward contracts constitute "Section 1256 Contracts." Section 1256 Contracts are required to be "marked-to-market" (that is, treated as having been sold at market value) for federal income tax purposes at the end of a Fund's taxable year. Sixty percent of any net gain or loss recognized as a result of these "deemed sales" and 60% of any net realized gain or loss from any actual sales of
Section 1256 contracts are treated as long-term capital gain or loss, and the remainder is treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the excise tax. These rules may operate to increase the amount that the Fund must distribute to satisfy the Subchapter M distribution requirement, which will be taxable to the shareholders as ordinary income, and to increase the net capital gain recognized by the Fund, without in either case increasing the cash available to the Fund. The Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and/or increasing the amount of dividends that such Fund must distribute to meet the Subchapter M distribution requirement and to avoid imposition of the excise tax, if applicable.

      Transactions in options, futures and forward contracts undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions. Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to each Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by each Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

      Section 988 of the Code also may apply to forward contracts and options on foreign currencies. Under section 988 each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between section 1256 and 988, special provisions determine the character and timing of any income, gain or loss. When a covered call option written (sold) by the Fund expires, it realizes a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the Fund is exercised, the Fund is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

      If the Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract (e.g., a swap contract), or a futures or forward contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

      THE TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. PLEASE REFER TO THE PROSPECTUSES OR OTHER DISCLOSURE DOCUMENTS FOR THE SEPARATE ACCOUNTS AND THE VARIABLE CONTRACT FOR INFORMATION REGARDING THE FEDERAL INCOME TAX TREATMENT OF VARIABLE CONTRACTS IN GENERAL AND DISTRIBUTIONS TO THE SEPARATE ACCOUNT IN PARTICULAR. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

                             MANAGEMENT OF THE FUND

      PORTFOLIO MANAGEMENT. A team of personnel employed by AXA Rosenberg and an affiliated entity, the Barr Rosenberg Research Center LLC, is jointly and primarily responsible for monitoring the recommendations for all accounts that are generated by AXA Rosenberg's investment models and the day-to-day portfolio management operations of the Fund. Dr. William Ricks has overall responsibility for the implementation of AXA Rosenberg's investment strategies.

      COMPENSATION. AXA Rosenberg compensates Dr. Ricks for his management of the Fund. His compensation consists of a fixed annual salary, a subjective annual bonus, as well as deferred compensation.

      AXA Rosenberg's investment professionals' total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including AXA Rosenberg's overall profitability. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Among the factors included in this annual assessment are: (i) contribution to business results and overall business strategy; (ii) success of marketing/business development efforts and client servicing; and (iii) the relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance). Furthermore, an investment professional's seniority/length of service with the firm and management and supervisory responsibilities are relevant to compensation decisions.

      OWNERSHIP OF FUND SHARES. As of the end of the Fund's most recently completed fiscal year, Dr. Ricks did not beneficially own any Fund shares.

      OTHER ACCOUNTS. As of December 31, 2004, in addition to the Fund, Dr. Ricks was responsible for the day-to-day management of certain other accounts, as follows:

                                                              OTHER POOLED INVESTMENT VEHICLES
                            REGISTERED INVESTMENT COMPANIES    (INCLUDES SEPARATE ACCOUNTS AND
                                 (INCLUDING THE FUND)                   HEDGE FUNDS)                      OTHER ACCOUNTS
                              NUMBER OF                          NUMBER OF                          NUMBER OF
                              ACCOUNTS       TOTAL ASSETS         ACCOUNTS       TOTAL ASSETS       ACCOUNTS       TOTAL ASSETS
---------------------------------------------------------------------------------------------------------------------------------
Other Accounts Managed           12        $  2,720,893,033          4          $ 237,447,425          91        $ 10,281,265,084
     by Dr. Ricks

  Other Accounts Upon             0        $              0          1          $   6,618,890          24        $  3,424,460,900
        Which a
   Performance-Based
    Advisory Fee is
      Calculated

      CONFLICTS OF INTEREST. AXA Rosenberg recognizes that conflicts of interest are inherent in its business and accordingly has developed policies, procedures and disclosures that it believes are reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including funds, and allocating investment opportunities. Employees are subject to the above-mentioned policies and oversight to help ensure that all of its clients are treated fairly.

      Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities for more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager, the adviser or the subadviser has a greater financial incentive, such as a performance fee account. AXA Rosenberg believes it has adopted policies and procedures that are reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Fund.

      Dr. Ricks' management of "other accounts" may give rise to potential conflicts of interest in connection with his management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives to the Fund, or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. AXA Rosenberg believes that its quantitative investment process and PRO RATA allocation of investment opportunities diminish the possibility of any conflict of interest resulting in unfair or inequitable allocation of investment opportunities among accounts. Additionally, AXA Rosenberg believes that it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.

      KNOWLEDGE OF THE TIMING AND SIZE OF FUND TRADES. As discussed above, AXA Rosenberg believes that its quantitative investment process and PRO RATA allocation of investment opportunities diminish the possibility of any conflict of interest resulting in unfair or inequitable allocation of investment opportunities among accounts. A potential conflict of interest may arise as a result of Dr. Ricks' access to information regarding the size, timing, and possible market impact of Fund trades. It is theoretically possible that he could use this information to the advantage of other accounts he manages and to the possible detriment of the Fund. However, AXA Rosenberg believes that its investment approach and policies and procedures are reasonably designed to allocate investment opportunities on a fair and equitable basis over time to prevent such actions.

      INVESTMENT OPPORTUNITIES. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may arise as a result of Dr. Ricks' management of the Fund and other accounts which, in theory, may allow him to allocate investment opportunities in a way that favors other accounts over the Fund, especially where AXA Rosenberg receives, or expects to receive, greater compensation from its management of the other accounts than the Fund. It is AXA Rosenberg's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, AXA Rosenberg believes that it has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions.

      LAUDUS VARIABLE INSURANCE TRUST. The Trust's Trustees oversee the general conduct of the Fund's business. Certain information concerning the Trustees is set forth below.

                                                               NUMBER OF
NAME, ADDRESS* AND AGE                                         PORTFOLIOS IN
OF TRUSTEE; (TERM OF                                           FUND
OFFICE** AND LENGTH OF          PRINCIPAL OCCUPATION(S)        COMPLEX          OTHER DIRECTORSHIPS HELD BY
TIME SERVED)                    DURING PAST FIVE YEARS         OVERSEEN         TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE:

Jeffrey M. Lyons##              Executive Vice President,      11#               Mr. Lyons is also a Trustee of each
49                              Active Trader, Charles                           portfolio of the Laudus Trust.
(since 1/04)                    Schwab & Co., Inc., July
                                2004 to present. Executive
                                Vice President, Asset
                                Management Products &
                                Services, Charles Schwab &
                                Co., Inc., September 2001

                                                               NUMBER OF
NAME, ADDRESS* AND AGE                                         PORTFOLIOS IN
OF TRUSTEE; (TERM OF                                           FUND
OFFICE** AND LENGTH OF          PRINCIPAL OCCUPATION(S)        COMPLEX          OTHER DIRECTORSHIPS HELD BY
TIME SERVED)                    DURING PAST FIVE YEARS         OVERSEEN         TRUSTEE
---------------------------------------------------------------------------------------------------------------------
                                to July 2004.  Prior to
                                September 2001, Mr. Lyons
                                was Executive Vice
                                President, Mutual Funds,
                                Charles Schwab & Co., Inc.

INDEPENDENT TRUSTEES:

Mariann Byerwalter +            Chairman of JDN Corporate      64***             Ms. Byerwalter is also a Trustee of
44                              Advisory LLC. From 1996 to                       each portfolio of the Laudus Trust,
(since 1/04)                    2001, Ms. Byerwalter was the                     The Charles Schwab Family of Funds,
                                Vice President for Business                      Schwab Investments, Schwab Annuity
                                Affairs and Chief Financial                      Portfolios and Schwab Capital Trust
                                Officer of Stanford                              (consisting of 53 portfolios). She
                                University and, in 2001,                         is on the Board of Stanford
                                Special Adviser to the                           University, America First Companies,
                                President of Stanford                            Omaha, NE (venture capital/fund
                                University.                                      management), Redwood Trust, Inc.
                                                                                 (mortgage finance), Stanford
                                                                                 Hospitals and Clinics, SRI
                                                                                 International (research), PMI Group,
                                                                                 Inc. (mortgage insurance), Lucile
                                                                                 Packard Children's Hospital and
                                                                                 Pacific Life Insurance Company.

William A. Hasler +             Until February 2004,           64***             Mr. Hasler is also a Trustee of each
63                              Co-Chief Executive Officer,                      portfolio of the Laudus Trust, The
(since 1/04)                    Aphton Corporation                               Charles Schwab Family of Funds,
                                (bio-pharmaceuticals). Prior                     Schwab Investments, Schwab Annuity
                                to 1998, Mr. Hasler was Dean                     Portfolios and Schwab Capital Trust
                                of the Haas School of                            (consisting of 53 portfolios). He is
                                Business at the University                       on the Board of Directors of Aphton
                                of California, Berkeley                          Corporation (bio-pharmaceuticals),
                                (higher education).                              Mission West Properties (commercial
                                                                                 real estate), TOUSA (home building),
                                                                                 Stratex Networks (a network
                                                                                 equipment corporation), Genitope
                                                                                 Corp. (bio-pharmaceuticals) and
                                                                                 Solectron Corporation where he is
                                                                                 also Non-Executive Chairman
                                                                                 (manufacturing).  Mr. Hasler is also
                                                                                 a Public Governor and member of the
                                                                                 Executive Committee for Pacific
                                                                                 Stock & Options Exchange.

Nils H. Hakansson +             Sylvan C. Coleman Professor    11#               Mr. Hakansson is also a Trustee of
67                              of Finance and Accounting,                       the Laudus Trust.
(Since 6/98)                    Emeritus, Haas School of
                                Business, University of
                                California, Berkeley, July
                                1969 to January 2003.

----------
* The mailing address of each of the Trustees is c/o Laudus Variable Insurance Trust, 101 Montgomery Street, San Francisco, CA 94104.

**  There is no stated term of office for the Trustees of the Trust.

*** This includes 53 Schwab funds, 10 series of the Laudus Trust and the Fund.

#   This includes 10 series of the Laudus Trust and the Fund.

## Mr. Lyons is an "interested person," as defined in the 1940 Act, because he is an employee of Charles Schwab & Co.

+   Member of the Audit Committee.

      The Trust has a standing Audit Committee. The members of the Audit Committee are identified above. The function of the Audit Committee is to assist the Trustees in their oversight of the Trust's financial reporting process. The Audit Committee met three times during the Fund's most recently completed fiscal year.

      The Trust also has a Nominating Committee that is composed of all of the Independent Trustees, which meets as often as deemed appropriate by the Nominating Committee for the primary purpose of nominating persons to serve as members of the Board of Trustees. The Nominating Committee did not meet during the most recent fiscal year. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934, as amended, in conjunction with a shareholder meeting to consider the election of Trustees.

      The aggregate dollar range of securities in the Family of Investment Companies* owned by each Trustee is set forth below. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

                                                              AGGREGATE DOLLAR RANGE OF EQUITY
                                                                 SECURITIES IN THE FAMILY OF
                                DOLLAR RANGE OF EQUITY              INVESTMENT COMPANIES*
NAME OF TRUSTEE                 SECURITIES IN THE FUND             AS OF DECEMBER 31, 2004
---------------                 ----------------------        --------------------------------
INDEPENDENT TRUSTEES:

Nils H. Hakansson                        None                    $50,001 - $100,000
Mariann Byerwalter                       None                           None
William A. Hasler                        None                           None

INTERESTED TRUSTEE:

Jeffrey M. Lyons                         None                           None

----------
* The Family of Investment Companies consists of the Fund and 10 series of the Laudus Trust.

Certain information concerning the Trust's officers is set forth below:

      NAME, ADDRESS* AND AGE OF
   OFFICER; (TERM OF OFFICE ** AND                                                 PRINCIPAL OCCUPATION DURING
        LENGTH OF TIME SERVED)              POSITION WITH THE TRUST                       PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------
Jana Thompson, 45                         President and Chief             Senior Vice President, Charles Schwab & Co.,
(1/04-present)                            Executive Officer               Inc. and CSIM, February 2004 to present; Vice
                                                                          President, Charles Schwab & Co., Inc., 2000
                                                                          to February 2004; Managing Director,
                                                                          High-Yield Sales, Fleet Securities, Inc.,
                                                                          1998 to 1999.

      NAME, ADDRESS* AND AGE OF
   OFFICER; (TERM OF OFFICE ** AND                                                 PRINCIPAL OCCUPATION DURING
        LENGTH OF TIME SERVED)              POSITION WITH THE TRUST                       PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
Randall Fillmore, 44                      Chief Compliance Officer        Senior Vice President, Institutional
(9/04-present)                                                            Compliance and Chief Compliance Officer,
                                                                          CSIM, September 2004 to present; Vice
                                                                          President, Charles Schwab & Co., Inc., and
                                                                          CSIM, 2002 to 2003; Vice President of
                                                                          Internal Audit, Charles Schwab & Co., Inc.,
                                                                          2000 to 2002. Prior to 2000, with
                                                                          PricewaterhouseCoopers.

Jeffrey Mortimer, 41                      Vice President and Chief        Senior Vice President and Chief Investment
(6/04-present)                            Investment Officer              Officer, equities, CSIM, May 2004 to present;
                                                                          Vice President, CSIM, 1999 to May 2004.

Michael Haydel, 33                        Vice President                  Vice President, Asset Management Client
(6/05-present)                                                            Services, Charles Schwab & Co., Inc. since
                                                                          March 2004; Director, Charles Schwab & Co.,
                                                                          Inc., 1997 to March 2004.

Bill Thomas, 42                           Vice President                  Senior Vice President, Charles Schwab & Co.,
(6/04-present)                                                            Inc., Asset Management Products and Services
                                                                          and Fund Administration, May 2000 to present;
                                                                          Managing Director, Scudder Kemper
                                                                          Investments, 1997 to 2000.

Alice Schulman, 54                        Clerk                           Vice President & Assistant Secretary, CSIM,
(1/04-present)                                                            2003 to present; Assistant Secretary, The
                                                                          Charles Schwab Bank, N.A., 2003 to present;
                                                                          Assistant Secretary, SchwabFunds, 2000 to
                                                                          present; Director, Project Management, CSIM,
                                                                          2000 to 2003; Consultant, 1998 to 2000.

Alison Baur, 40                           Chief Legal Officer             Vice President, Charles Schwab & Co., Inc.
(1/04-present)                                                            since June 1999; Associate General Counsel,
                                                                          Charles Schwab & Co., Inc. since 2003; Senior
                                                                          Corporate Counsel, Charles Schwab & Co.,
                                                                          Inc., 1999 to 2003; Chief Legal Officer &
                                                                          Secretary, Excelsior Funds, 2001 to 2004;
                                                                          Chief Legal Officer, Excelsior Directional
                                                                          Hedge Fund and Excelsior Private Equity
                                                                          Funds, 2001 to 2004.

Daniel Kern, 44                           Chief Financial Officer &       Vice President of Operations, Investment
(3/05-present)                            Treasurer                       Management, CSIM, December 2004 to present;
                                                                          Vice President, Internal Audit, Charles
                                                                          Schwab Corporation, January 2003 to December
                                                                          2004. Prior to January 2003, Managing
                                                                          Director and Principal, Montgomery Asset
                                                                          Management.

----------
* The mailing address of each of the officers is c/o Laudus Variable Insurance Trust, 101 Montgomery Street, San Francisco, CA 94104.

**  There is no stated term of office for the officers of the Trust.

    Mss. Baur, Schulman and Thompson, and Messrs. Mortimer, Rosenberg, Fillmore and Thomas, each being an employee of Charles Schwab Investment Management, Inc. or its affiliates, will each benefit indirectly from the management fees paid by the Trust to Charles Schwab Investment Management, Inc., but receive no compensation from the Trust.

    TRUSTEE COMPENSATION. Interested Trustees and officers of the Trust do not receive compensation from the Trust. Prior to February 2, 2004, each Independent Trustee received an annual fee of $7,590 plus an additional fee for each meeting attended. Effective February 2, 2004, the compensation for the Trustees was modified. The Trust currently pays each Independent Trustee a quarterly retainer fee of $100 and an additional $100 for each meeting attended.

    In addition, a retirement plan has been instituted for all of the Independent Trustees of the Trust and trustees of the Laudus Trust (the "Retirement Plan"). Under the terms of the Retirement Plan, upon retirement or other termination from service from the Trust and Laudus Trust (other than termination for cause), a retiring Independent Trustee who has served as Independent Trustee for at least five years shall be paid a lump sum cash payment (the "Retirement Payment"). The Retirement Payment shall be equal to $10,000 for each year that the Trustee has served as an Independent Trustee of the Trust and the Laudus Trust, including years of service prior to the adoption of the Retirement Plan. However, beginning April 1, 2005, each Independent Trustee is permitted to make a one-time election to have the $10,000 attributable to service for the coming year adjusted up or down at the end of each subsequent year based on the unweighted average performance of Class 2 Shares of the Fund and Institutional Shares of each fund of the Laudus Trust that is in operation for all of such year. Each Independent Trustee also was given the opportunity to make a one-time election to have previously accrued benefits fluctuate beginning April 1, 2005 based on performance of the funds as described in the previous sentence. As a result, the amount of the Retirement Payment payable to any Independent Trustee may increase or decrease based upon performance of the funds. The portion of the total Retirement Payment owed to an Independent Trustee upon his or her retirement that is payable by any fund will be determined based on the relative net assets of the Fund and the funds of the Laudus Trust in operation on the date of the Independent Trustee's retirement.

    The total compensation accrued and payable to, as well as the benefits accrued under the Retirement Plan by, the Independent Trustees by the Trust and by the fund complex for the fiscal year ended December 31, 2004, is shown in the table below.

                                                                                                 TOTAL
                                                    PENSION OR                                COMPENSATION
                                                    RETIREMENT                              FROM REGISTRANT
                                AGGREGATE         BENEFITS ACCRUED        ESTIMATED             AND FUND
                              COMPENSATION        AS PART OF FUND      ANNUAL BENEFITS       COMPLEX* PAID
NAME OF PERSON               FROM REGISTRANT         EXPENSES          UPON RETIREMENT        TO DIRECTORS
-----------------------------------------------------------------------------------------------------------
Mariann Byerwalter               $  900                $  0                 $ 0                 $ 216,757
William A. Hasler                $  900                $  0                 $ 0                 $ 216,757
Nils H. Hakansson                $  900                $ 92                 $ 0**               $  55,002

----------
* As of December 31, 2004, the fund complex consisted of 64 funds, which includes 53 Schwab funds.

**  A one time lump sum benefit of $140,000 will be paid at retirement.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY CONTRACTS

ABOUT CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

    Charles Schwab Investment Management, Inc. ("CSIM" or the "Adviser") is a wholly-owned subsidiary of The Charles Schwab Corporation. Both CSIM and The Charles Schwab Corporation are located at 101 Montgomery Street, San Francisco, CA 94104.

    As of December 31, 2004, CSIM managed 59 mutual funds and approximately $143 billion in assets.

    Principal Executive Officer and Directors - Listed below are the directors and principal executive officer of CSIM. The principal business address of each director and the principal executive officer, as it relates to their duties at CSIM, is the same as above.

             NAME                                               POSITION
             ----                                               --------
       Evelyn Dilsaver                        Director, President and Chief Executive Officer

       Charles R. Schwab                      Chairman and Director

       Stephen B. Ward                        Director, Senior Vice President and Chief Investment Officer

    As disclosed in the Prospectuses under the heading "Management of the Fund," under a management contract (the "Management Contract") between the Trust, on behalf of the Fund, and CSIM, subject to the control of the Trustees of the Trust and such policies as the Trustees may determine, CSIM furnishes office space and equipment, provides certain bookkeeping and clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with CSIM. In addition, pursuant to a subadviser agreement among CSIM, AXA Rosenberg and the Trust, AXA Rosenberg will continuously furnish an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities. As indicated under "Portfolio Transactions - Brokerage and Research Services," the Trust's portfolio transactions may be placed with broker-dealers which furnish AXA Rosenberg, at no cost, with certain research, statistical and quotation services of value to AXA Rosenberg in advising the Trust or its other clients.

    The Fund has agreed to pay CSIM an annual management fee equal to 1.50% of the Fund's average daily net assets, payable on a monthly basis. CSIM has informed the Trust that it will waive some or all of its management fees under the Management Contract and, if necessary, will bear certain expenses of the Fund until further notice, but in any event at least through December 31, 2007 so that the Fund's total annual operating expenses (exclusive of nonrecurring account fees, extraordinary expenses, dividends on securities sold short and distribution and shareholder service fees) applicable to each class will not exceed the current limit (as stated in the Expense Limitation Agreement) during the respective year. Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment by the Fund to CSIM during the next three fiscal years to the extent that the repayment will not cause the Fund's expenses to exceed the current limit (as stated in the Expense Limitation Agreement) during the respective year. In addition, CSIM's compensation under the Management Contract is subject to reduction to the extent that in any year the expenses of the Fund (including investment advisory fees, but excluding taxes, portfolio brokerage commissions and any distribution and shareholder service expenses paid by a class of shares of the Fund pursuant to a distribution and shareholder service plan or otherwise) exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale.

    The Management Contract provides that CSIM shall not be subject to any liability to the Trust or to any shareholder of the Trust in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder.

    The Management Contract will continue in effect for a period no more than two years from the date of its execution, and renewals thereof must be approved by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of CSIM or the Trust, and by
(ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the Fund. The Management Contract automatically terminates on assignment and is terminable on not more than 60 days' notice by the Trust to CSIM or by CSIM to the Trust.

TRUSTEES' CONSIDERATIONS

    In approving the Management Contract, the Trustees of the Barr Rosenberg Variable Insurance Trust, the Trust's name prior to January 31, 2004 when CSIM assumed the role of investment adviser to the Fund, (the "Barr Rosenberg Trustees") considered all information they deemed reasonably necessary to evaluate the terms thereof.

    The Barr Rosenberg Trustees reviewed CSIM's qualifications to act as investment adviser to the Fund. In determining to recommend that shareholders approve the Management Contract, the Barr Rosenberg Trustees carefully evaluated the experience of CSIM's key personnel in institutional investing and the quality of services CSIM is expected to provide to the Fund, including, but not limited to: (1) the fee and expense ratios of comparable mutual funds; (2) the nature and quality of services expected to be rendered to the Fund by CSIM; (3) the benefits that might accrue to the Fund, including increased efficiencies and economies of scale, as a result of the size and depth of CSIM's and its affiliates' mutual fund organizations; (4) the distinct investment objective and policies of the Fund; (5) the history, reputation, qualification and background of CSIM, as well as the qualifications of its personnel and its financial condition; (6) its performance record; (7) CSIM's compliance infrastructure, including systems and procedures designed to comply with recent federal regulations affecting mutual funds; (8) CSIM and its affiliates' ability to support the growth of assets invested in the Fund; (9) CSIM's experience overseeing, monitoring and supervising the services of subadvisers to certain funds for which it currently serves as investment adviser; and (10) other factors deemed relevant. The Barr Rosenberg Trustees also reviewed the fees to be paid to CSIM by the Fund under the Management Contract in comparison with those being charged generally in the relevant segment of the mutual fund business.

    Based on this evaluation, the Barr Rosenberg Trustees considered whether the Management Contract is in the best interests of the Fund and its shareholders.

    No single factor was considered in isolation or to be determinative to the decision of the Barr Rosenberg Trustees to approve the Management Contract. Rather, the Barr Rosenberg Trustees concluded in light of a weighing and balancing of all factors considered that it was in the best interests of the Fund to approve the Management Contract, including the fees to be charged for services thereunder. For the period January 31, 2004 through December 31, 2004, the Fund paid CSIM $447,743 in advisory fees, before a waiver and/or reimbursement of $271,084, for its service as an investment adviser to the Fund. For its services as investment adviser to the Fund, the Fund paid AXA Rosenberg $8,551.28 in advisory fees for the period May 1, 2003 to December 31, 2003 before a waiver and/or reimbursement of $8,551.28. For the period January 1, 2004 to January 30, 2004, paid AXA Rosenberg $12,038 in advisory fees, before a waiver and/or reimbursement of $23,427, for its service as investment adviser to the Fund.

SUBADVISORY AGREEMENT

ABOUT AXA ROSENBERG

    AXA Rosenberg is wholly-owned by AXA Rosenberg Group LLC. AXA Rosenberg Group LLC is contractually controlled jointly by AXA IM Rose, Inc., Barr Rosenberg, Kenneth Reid and Rosenberg Alpha L.P.

    AXA IM Rose, Inc. is wholly-owned by AXA IM Holdings U.S. Inc. AXA IM Holdings U.S. Inc. is wholly-owned by AXA Investment Managers S.A., a French societe anonyme, which, in turn, is owned, collectively, by AXA SA, a French holding company, AXA Assurances IARD, a French societe anonyme, AXA UK Plc, a British public limited company and AXA Colonia Konzern AG, a German Aktiengesellschaft. AXA Assurances IARD, AXA UK Plc and AXA Colonia Konzern AG are owned by AXA SA (more than 90% directly).

    Finaxa, a French holding company, beneficially owns more than 25% of the voting securities of, and therefore controls, AXA SA. Mutuelles Axa, a group of four French mutual insurance companies, one of which controls Finaxa, acting as a group, controls both AXA SA and Finaxa. Rosenberg Alpha L.P. is controlled by Barr Rosenberg as their Managing General Partner. Each of these entities may be deemed a controlling person of AXA Rosenberg.

    AXA Rosenberg is located at 4 Orinda Way, Building E, Orinda, California 94563.

    Kenneth Reid and Barr M. Rosenberg may be deemed to be controlling persons of AXA Rosenberg as a result of their interests in AXA Rosenberg Group LLC, the parent of AXA Rosenberg.

    The following is a list of the directors and principal executive officers of AXA Rosenberg. The principal business address of the directors and the principal executive officers, as it relates to their duties at AXA Rosenberg, is the same as the address of AXA Rosenberg.

Principal Executive Officers and Directors:

              NAME                                          POSITION
              ----                                          --------
       Stephane Prunet                      Global Chief Executive Officer
       Edward H. Lyman                      President
       Kenneth Reid                         Global Chief Investment Officer
       William E. Ricks                     Chief Executive Officer and Chief Investment Officer
                                            of North America
       Barr Rosenberg                       Chairman
       James Young                          Global Chief Financial Officer
       William R. Wiebe                     Global Head of Legal and Compliance

    The Trust and CSIM have entered into an Agreement on behalf of the Fund with AXA Rosenberg (the "Subadviser Agreement") by which AXA Rosenberg acts as subadviser to the Fund. Under the Subadviser Agreement, AXA Rosenberg, at its expense, continuously furnishes an investment management program for the Fund and makes investment decisions on behalf of the Fund and places all orders for the purchase and sale of portfolio securities and all other investments, subject to the supervision of CSIM and the Trustees.

    The Fund does not pay AXA Rosenberg's compensation under the Subadviser
Agreement: CSIM pays it, and for any given year it will never be payable at a rate that exceeds 55% of the gross rate of compensation payable to CSIM by the Fund under the Management Contract. The compensation payable by CSIM to AXA Rosenberg under the Subadviser Agreement is payable quarterly (at the end of each quarter) as a portion of the Fund's average daily net assets, and will be adjusted (up or down) if the Fund outperforms or underperforms 90-day U.S. Treasury Bills by 2.5% or more (as described below). This way, AXA Rosenberg has monetary incentive to achieve good performance and avoid poor performance for the Fund. Starting in 2008 and in each year thereafter, AXA Rosenberg may be entitled to additional compensation from CSIM if the assets under management of all funds subadvised by AXA Rosenberg and managed by CSIM (excluding the Laudus Rosenberg U.S. Small Capitalization Fund) have not reached certain levels, but, as noted above, it will never be entitled to a rate of compensation that is more than 55% of the gross rate of compensation payable to CSIM by the Fund under the Management Contract.

    The following table presents a summary of the subadvisory fee structure for the Fund. The actual compensation payable to AXA Rosenberg is described in greater detail below.

       SUBADVISORY FEE COMPONENT                                     ANNUAL RATE
       -------------------------                                     -----------
Base Subadvisory Fee                                    0.675% of Existing Assets
                                                        0.60% of Second Tier Assets
                                                        0.45% of Third Tier Assets
Performance Adjustment                                  FROM -0.075% TO +0.075%, depending on Fund
                                                        performance
Assets Under Management Adjustment                      0.075%, contingent on assets of Fund and other
(beginning in 2008)                                     Laudus Funds not exceeding certain level

BASE SUBADVISORY FEE

    This section describes the base subadvisory fee payable by CSIM to AXA Rosenberg. The assets under management adjustment and the performance adjustment are described in the sections that follow. Please remember that all the fees described on this and the following pages are paid by CSIM to AXA Rosenberg; they do not affect how much you pay or the Fund pays.

    Unless the fee payable to CSIM under the Management Contract is increased by the Fund's shareholders (in which case the base subadvisory fee would also be increased), the base subadvisory fee payable by CSIM to AXA Rosenberg will never be payable at a rate that exceeds 0.675% of the Fund's average daily net assets on an annual basis, and it will be lower than that for Fund assets above certain thresholds, as described below. As shown in the table below, CSIM pays AXA Rosenberg 0.675% (on an annual basis) of the Fund's average daily net assets up to the amount of assets in the Fund at the time AXA Rosenberg became subadviser (the Fund's "Existing Assets"). For any quarter during which the Fund's average daily net assets exceed its Existing Assets, CSIM will pay AXA Rosenberg 0.60% (on an annual basis) of the Fund's portion, if any, of the average daily net assets of all funds subadvised by AXA Rosenberg and managed by CSIM (excluding the assets of the Laudus Rosenberg U.S. Small Capitalization Fund) that exceed the aggregate Existing Assets of all such funds, but fall short of $2.5 billion (the Fund's "Second Tier Assets"). For any quarter during which the Fund's average daily net assets exceed its Existing Assets AND the average daily net assets of all funds subadvised by AXA Rosenberg and managed by CSIM (excluding the assets of the Laudus Rosenberg U.S. Small Capitalization Fund) exceed $2.5 billion, CSIM will pay AXA Rosenberg 0.45% (on an annual basis) of the Fund's portion of such excess (the Fund's "Third Tier Assets").

                       FUND                             BASE SUBADVISORY FEE*
                       ----                             ---------------------
Laudus Rosenberg VIT Value Long/Short Equity Fund       0.675% of Existing Assets
                                                        0.60% of Second Tier Assets
                                                        0.45% of Third Tier Assets

----------
* As noted above, the rates for the Fund set forth in the table are expected to be adjusted if the gross advisory fee rates payable to CSIM by the Fund are adjusted by the Trustees or the shareholders of the Fund.

PERFORMANCE ADJUSTMENT

    As noted above, the compensation payable to AXA Rosenberg by CSIM under the Subadviser Agreement is structured to provide monetary incentive to AXA Rosenberg to achieve good performance and avoid poor performance. In particular, AXA Rosenberg's compensation will be increased for any quarter in which the Fund's performance exceeds that of 90-day U.S. Treasury Bills by more than 2.5%. Conversely, AXA Rosenberg's compensation will be decreased for any quarter in which the Fund's performance falls short of the performance of 90-day U.S. Treasury Bills by more than 2.5%. More specifically, the fee payable to AXA Rosenberg will be increased or decreased by a performance component (the "Performance Adjustment") that will vary proportionately with the difference between (a) the investment performance of the Fund over a rolling three-year period* minus the investment record of 90-day U.S. Treasury Bills over the same period, expressed as a percentage, whether the result is positive or negative, and (b) 2.5%. The Performance Adjustment (whether positive or negative) for the Fund will never be charged at a rate that exceeds 5% of the gross advisory fee rate payable to CSIM with respect to the Fund (the "Maximum Performance Adjustment"). The Maximum Performance Adjustment will be made when the Fund's performance exceeds or falls short of the performance of 90-day U.S. Treasury Bills (the "Maximum Adjustment Performance Point") by 5.0% or more. The Performance Adjustment will be zero when the performance difference (between that of the Fund and that of the 90-day U.S. Treasury Bills) is between 2.5% and -2.5% and, starting at 2.5% or -2.5% (as the case may be), it shall increase (or decrease in the case of a negative Performance Adjustment) based on a constant ratio until the Maximum Adjustment Performance Point is reached.

----------
* Until AXA Rosenberg has been subadviser for twelve calendar quarters, the rolling period will be the period that has elapsed since AXA Rosenberg has been subadviser. No Performance Adjustment will be made until AXA Rosenberg has been subadviser for at least four calendar quarters.

    The following table provides examples of how different levels of Fund performance will generate different adjustments to the compensation payable by CSIM to AXA Rosenberg under the Subadviser Agreement.

                                                                              PERFORMANCE ADJUSTMENT
              PERCENTAGE BY WHICH FUND PERFORMANCE                            (AS A PERCENTAGE OF THE
                  EXCEEDS OR FALLS SHORT OF THE                              GROSS RATE OF COMPENSATION
           PERFORMANCE OF 90-DAY U.S. TREASURY BILLS                        PAYABLE TO CSIM BY THE FUND)
           -----------------------------------------                        ----------------------------
                         5.0% (and all higher %s)                                       5%
                         4.5%                                                           4%
                         4.0%                                                           3%
                         3.5%                                                           2%
                         3.0%                                                           1%
                         2.5%                                                           0
                         2.0%                                                           0
                         1.5%                                                           0

                                                                              PERFORMANCE ADJUSTMENT
              PERCENTAGE BY WHICH FUND PERFORMANCE                            (AS A PERCENTAGE OF THE
                  EXCEEDS OR FALLS SHORT OF THE                              GROSS RATE OF COMPENSATION
           PERFORMANCE OF 90-DAY U.S. TREASURY BILLS                        PAYABLE TO CSIM BY THE FUND)
           -----------------------------------------                        ----------------------------
                         1.0%                                                           0
                         0.5%                                                           0
                        -0.5%                                                           0
                        -1.0%                                                           0
                        -1.5%                                                           0
                        -2.0%                                                           0
                        -2.5%                                                           0
                        -3.0%                                                          -1%
                        -3.5%                                                          -2%
                        -4.0%                                                          -3%
                        -4.5%                                                          -4%
                        -5.0% (and all lower %s)                                       -5%

ASSETS UNDER MANAGEMENT ADJUSTMENT

    Finally, to protect AXA Rosenberg, its compensation from CSIM for the Fund will be adjusted upward if the funds subadvised by AXA Rosenberg and managed by CSIM (excluding the Laudus Rosenberg U.S. Small Capitalization Fund) do not grow as planned over the first few years after the new management and subadvisory arrangements are in place; bear in mind, however, that for any given year it will never be payable at a rate that exceeds 55% of the gross rate of compensation payable to CSIM by the Fund under the Management Contract. As noted above, beginning in 2008, CSIM will pay AXA Rosenberg a higher percentage of the Fund's average daily net assets if the average daily net assets of all funds subadvised by AXA Rosenberg and managed by CSIM (excluding the Laudus Rosenberg U.S. Small Capitalization Fund) have not reached certain thresholds. Specifically, if the funds subadvised by AXA Rosenberg and managed by CSIM collectively (excluding the Laudus Rosenberg U.S. Small Capitalization Fund) have not achieved assets under management of at least $2.025 billion and the S&P 500 Index(R) is above 1,000 by calendar year-end 2007, the base subadvisory fee for 2008 will be increased by an amount equal to 5% of the gross base investment advisory fee payable to CSIM with respect to the Fund.

    In the event that the funds subadvised by AXA Rosenberg and managed by CSIM collectively (excluding the Laudus Rosenberg U.S. Small Capitalization Fund) have not achieved assets under management of at least $2.775 billion and the S&P 500 Index(R) is above 1,000 by calendar year-end 2008, then the base subadvisory fee for 2009 will be increased by an amount equal to 5% of the gross base investment advisory fee payable to CSIM with respect to the Fund.

    For each year thereafter, in the event that (i) the funds subadvised by AXA Rosenberg and managed by CSIM collectively (excluding the Laudus Rosenberg U.S. Small Capitalization Fund) have not by year-end achieved 50% of the end of period assets under management target (which shall not be lower than the 2008 target) recommended by CSIM and AXA Rosenberg, and (ii) the S&P 500 Index(R) is above 1,000, then the base subadvisory fee for the following year will be adjusted upward by an amount equal to 5% of the gross base investment advisory fee payable to CSIM with respect to the Fund.

    In each case, the Performance Adjustment and the assets under management adjustment will be made independently of each other.

TRUSTEES' CONSIDERATIONS

    In recommending that shareholders approve the Subadviser Agreement, the Barr Rosenberg Trustees carefully evaluated the experience of AXA Rosenberg's key personnel in institutional investing and the quality of services AXA Rosenberg is expected to provide, and has in the past provided, to the Fund, including, but not limited to: (1) the fee and expense ratios of comparable mutual funds, including those that have subadvisory relationships; (2) the performance of the Fund since the commencement of its operations; (3) the nature and quality of services expected to be rendered to the Fund by AXA Rosenberg; (4) the distinct investment objectives and policies of the Fund; (5) the history, reputation, qualification and background of AXA Rosenberg as well as the qualifications of its personnel and its financial condition; (6) its performance record; and (7) other factors deemed relevant. The Barr Rosenberg Trustees also reviewed the fees to be paid to AXA Rosenberg under the agreement in comparison to those being charged in the relevant segment of the mutual fund business and considered the appropriateness of the weighting given to the fixed and variable components of such fees. Also influencing the Barr Rosenberg Trustees' decision were considerations of whether the Performance Adjustment is reasonably structured, and in particular whether it (a) will unduly reward AXA Rosenberg for random short-term fluctuations in the market, (b) will be measured against an appropriate benchmark, (c) will give rise to significant costs in connection with the implementation or adjustment of such benchmark, or (d) will give rise to volatility in AXA Rosenberg's fee revenues that would have a significant impact on its financial health and, in particular, on its ability to provide quality services to the Fund. In this regard, the Barr Rosenberg Trustees also considered the fact that CSIM, and not the shareholders of the Fund, would pay or recoup any Performance Adjustment to the fee payable to AXA Rosenberg.

    Based on this evaluation, the Barr Rosenberg Trustees considered whether the Subadviser Agreement would be in the best interests of the Fund and its shareholders. One of the issues influencing the Barr Rosenberg Trustees' decision was that AXA Rosenberg has served as either investment adviser or subadviser to the Fund since its inception, and that it continues to manage the assets of the Fund on a day-to-day basis. Accordingly, for the reasons noted above, together with other factors and information considered relevant, the Barr Rosenberg Trustees concluded that the Subadviser Agreement would be in the best interests of the Fund and its shareholders.

    For the fiscal year ended December 31, 2004, CSIM paid AXA Rosenberg $187,674 in subadvisory fees.

    ADMINISTRATIVE SERVICES. The Trust has entered into a Fund Administration Agreement with State Street Bank & Trust Company (in such capacity, the "Administrator") pursuant to which the Administrator provides certain administrative services necessary for the Fund's operations including: (i) regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the Securities and Exchange Commission ("SEC") and state securities commissions, and preparation of proxy statements and shareholder reports for the Fund; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Fund's officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Fund. For these services, the Administrator is entitled to receive $1,000 per annum, as well as a fee, payable monthly, based on the average daily net assets of the Trust aggregated with the average daily net assets of each of the other portfolios for which CSIM serves as investment adviser and State Street serves as administrator.* The Administration fees are calculated as follows:

            AVERAGE DAILY NET ASSETS                         FEE
            ------------------------                         ---
        First $100 billion                                0.11 bp
        Next $60 billion                                  0.07 bp
        Thereafter                                        0.05 bp

* In addition to the Trust, CSIM currently serves as investment adviser of the Laudus Trust, Schwab Investments, the Charles Schwab Family of Funds, the Schwab Annuity Portfolios, and the Schwab Capital Trust.

    Prior to October 3, 2005, BISYS Fund Services Ohio, Inc. ("BISYS") served as administrator to the Fund. For the fiscal year ended December 31, 2004, BISYS received $7,604 in administration fees. From the commencement of its operations on May 1, 2003 to December 31, 2003, BISYS did not receive any administration fees due to the average daily net asset size of the Trust.

      Effective October 3, 2005, the Trust has also entered into a Fund Accounting Agreement with State Street Bank and Trust Company (in such capacity, the "Fund Accountant") pursuant to which the Fund Accountant provides certain accounting services necessary for the Fund's operations. For these services, the Fund Accountant is entitled to receive $29,000 per annum. In addition, the Fund Accountant shall be entitled to a fee based on the average daily assets of the Trust (the "Asset-Based Fee"). In calculating the Asset-Based Fee payable by the Trust, the assets of the Trust are aggregated with the average daily net assets of each of the portfolios for which CSIM serves as investment advisor and State Street serves as fund accountant. The Asset-Based Fee will be calculated as follows:

            AVERAGE DAILY NET ASSETS                         FEE
            ------------------------                         ---
        First $100 billion                                0.25 bp
        Next $60 billion                                  0.18 bp
        Thereafter                                        0.13 bp

      In addition, the Fund Accountant will be entitled to a per security fee based on the monthly holdings of the Fund equal to $2 for equity securities and $8 for fixed income securities. This fee could be quite substantial.

      Prior to October 3, 2005, the Funds' fund accountant was BISYS. For these services, BISYS was entitled to receive $40,000 per annum.

    DISTRIBUTOR AND DISTRIBUTION AND SHAREHOLDER SERVICE PLAN. As stated in the Prospectuses under the heading "Purchasing Fund Shares - Distributor," effective October 3, 2005, Class 2 Shares of the Fund are sold on a continuous basis by the Trust's distributor, ALPS Distributors, Inc. (the "Distributor"). The Distributor's principal offices are located at 1625 Broadway, Suite 2200, Denver, Colorado 80202. Under the distributor's contract between the Trust and the Distributor (the "Distributor's Contract"), the Distributor is not obligated to sell any specific amount of shares of the Fund and will purchase shares for resale only against orders for shares.

    Pursuant to the distribution and shareholder service plan (the "Plan") described in the Prospectus, in connection with the distribution of Class 2 Shares of the Fund and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of Class 2 Shares of the Fund, the Distributor receives certain distribution and shareholder service fees from the Fund. The Distributor may pay all or a portion of the distribution and service fees it receives from the Fund to insurance companies. The Fund pays no fees in connection with the distribution of Class 1 Shares.

    The Plan may be terminated with respect to Class 2 Shares by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the Distributor's Contract (the "Independent Trustees"), or by vote of a majority of the outstanding voting securities of the Class 2 Shares. Any change in the Plan that would materially increase the cost to Class 2 Shares requires approval by holders of Class 2 Shares. The Trustees of the Trust review quarterly a written report of such costs and the purposes for which such costs have been incurred. Except as described above, the Plan may be amended by vote of the Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

    The Distributor's Contract may be terminated with respect to the Fund or Class 2 Shares thereof at any time by not more than 60 days' nor less than 30 days' written notice without payment of any penalty either by the Distributor or by the Fund or class and will terminate automatically, without the payment of any penalty, in the event of its assignment.

    The Plan and the Distributor's Contract will continue in effect with respect to Class 2 Shares for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees (or by vote of a majority of the outstanding shares of the class, in the case of the Distributor's Contract) cast in person at a meeting called for that purpose.

    If the Plan or the Distributor's Contract is terminated (or not renewed), it may continue in effect with respect to any class of the Fund as to which they have not been terminated (or have not been renewed).

    The Trustees believe that the Plan will benefit the Fund and its shareholders. Based on the experience of the Fund under the Plan, and the relative success that this method of distribution has had for the Fund, the Trustees believe that the Plan will likely result in higher Fund asset levels. Higher Fund asset levels can be expected to reduce Fund expense ratios and increase the ability of the Adviser to seek out more investment opportunities for the Fund in order to obtain greater portfolio diversification.

    The Plan is a "compensation" plan. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor or insurance company in their periodic review of the Plan, the fees are payable to compensate the Distributor or insurance company for services rendered even if the amount paid exceeds the Distributor's or insurance company's expenses. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

    The insurance company may impose additional or different conditions than the Fund on purchases, redemptions or exchanges of Fund shares. Some policy differences may include initial, subsequent and maintenance investment requirements, exchange policies, Fund choices, cut-off time for investment and trading restrictions. Insurance companies may also independently establish and charge their customers transaction fees, account fees and other fees in addition to the fees charged by the Fund. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Shareholders who are customers of insurance companies should consult them for information regarding these conditions and fees. The Fund is not responsible for the failure of insurance companies to carry out their responsibilities to their customers.

    The Adviser may pay certain insurance companies for performing shareholder, recordkeeping, administrative, transfer agency or other services for their customers. In addition, the Adviser may pay certain insurance companies for providing distribution, marketing or promotional services. The payments described by this paragraph are not paid by a Fund or its shareholders and may be substantial.

    For the fiscal year ended December 31, 2004 and the period from the commencement of its operations (May 1, 2003) through December 31, 2003, the Fund paid the Distributor $76,630 and $14,706 in fees, respectively. The Distributor did not retain these fees, but, instead passed them on as compensation to the insurance companies.

CUSTODIAL ARRANGEMENTS

    Custodial Trust Company ("CTC"), Princeton, NJ 08540, is the Trust's custodian. As such, CTC holds in safekeeping certificated securities and cash belonging to the Trust and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, CTC receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    The Trust's independent registered public accounting firm is PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California 94105. PricewaterhouseCoopers LLP conducts an annual audit of the Trust's financial statements, assists in the preparation of the Trust's federal and state income tax returns and the Trust's filings with the SEC, and consults with the Trust as to matters of accounting and federal and state income taxation.

TRANSFER AND DIVIDEND-PAYING AGENT

    The Trust's transfer and dividend-paying agent is Boston Financial Data Services, Inc., P. O. Box 8032, Boston, Massachusetts 02266.

CODES OF ETHICS

    Each of the Trust (on behalf of the Fund), CSIM, AXA Rosenberg, and the principal underwriter have adopted codes of ethics (each a "Code") pursuant to Rules 17j-1 and 204A-1 of the 1940 Act and the Investment Advisers Act of 1940. Each Code permits personnel subject thereto to invest in securities, subject to certain conditions or restrictions. CSIM's Code permits personnel to buy or sell, directly or indirectly, securities for their own accounts. This includes securities that may be purchased or held by the funds CSIM manages. Securities transactions by some of these individuals are subject to prior approval of CSIM's Chief Compliance Officer or designee and are subject to certain restrictions. Covered securities transactions are subject to quarterly and annual reporting and review requirements. AXA Rosenberg's Code permits personnel to buy or sell securities for their own accounts and accounts for which they are the beneficial owner so long as the investment does not lead to an actual or potential conflict of interest. This includes securities that may be purchased or held by the funds AXA Rosenberg advises or subadvises. Securities transactions may be subject to prior approval of AXA Rosenberg's Chief Compliance Officer or his or her alternate. Most securities transactions are subject to quarterly reporting and review requirements. The principal underwriter's Code permits personnel subject thereto to invest in securities, including securities that the Fund may purchase or hold, so long as the individual, in the ordinary course of fulfilling his or her duties, does not have knowledge of a pending buy or sell order by the Fund. In such cases where such knowledge may exist, the individual is prohibited from engaging in such transactions while the buy or sell order is pending.

                             PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS

    The purchase and sale of portfolio securities for the Fund and for the other investment advisory clients of AXA Rosenberg are made by AXA Rosenberg with a view to achieving each client's investment objective. For example, a particular security may be purchased or sold on behalf of certain clients of AXA Rosenberg even though it could also have been purchased or sold for other clients at the same time.

    Likewise, a particular security may be purchased on behalf of one or more clients when AXA Rosenberg is selling the same security on behalf of one or more other clients. In some instances, therefore, AXA Rosenberg, acting for one client, may sell indirectly a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected PRO RATA on the basis of cash available or another equitable basis so as to avoid any one account being preferred over any other account.

BROKERAGE AND RESEARCH SERVICES

    It is AXA Rosenberg's policy to select brokers for Fund trades on the basis of "best execution." As a fiduciary to its advisory clients, AXA Rosenberg endeavors to seek best execution for client transactions by executing securities transactions for its clients in such a manner that the client's net costs or proceeds in each transaction are the most favorable under the circumstances, I.E., by seeking to obtain not necessarily the lowest commission cost, but the best overall qualitative execution.

    In determining which broker offers best execution for a particular transaction, AXA Rosenberg maintains a list of approved brokers and AXA Rosenberg's traders consider a number of factors, including: (i) the broker's effectiveness in executing trades; (ii) the reliability, integrity, confidentiality, promptness, reputation and financial condition of the broker (including the trader's past execution history with the broker); (iii) the size of the trade, its relative difficulty and the security's trading characteristics and liquidity; (iv) the quality and breadth of products offered by the broker; and (v) the broker's willingness to accept AXA Rosenberg's standardized commission rates.

    AXA Rosenberg may aggregate client orders for the purpose of purchasing or selling particular securities. The aggregation of orders may provide an overall benefit to AXA Rosenberg's clients by achieving, in aggregate, a relatively better purchase or sale price, lower commission expenses, lower market impact, beneficial timing of transactions, or a combination of such factors. Aggregated trades are allocated automatically among various clients by AXA Rosenberg's investment model which includes "fairness rules" designed to allocate the aggregated trades across individual client accounts in a way that is intended to ensure fair and equitable treatment on average over time for all clients.

    AXA Rosenberg has entered into soft dollar arrangements with a number of brokers. Under these individually-negotiated arrangements, selected brokers have agreed to provide AXA Rosenberg with soft dollar credits based upon the value of commissions earned by each broker from AXA Rosenberg trades. Such soft dollar credits are available to defray research and brokerage expenses incurred by AXA Rosenberg. Soft dollar research and brokerage services may be provided either directly by the broker or indirectly through a third party (I.E, billed to the broker, with the financial obligation running only to the broker). By using such soft dollar credits, AXA Rosenberg believes that it can offer and maintain lower management fees than would otherwise be available to its clients. It is AXA Rosenberg's intention to use soft dollar credits in a manner consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934. Accordingly, it is AXA Rosenberg's policy to permit the use of soft dollar credits for "research" and "brokerage" services and products which provide appropriate assistance in the investment decision-making process.

    For the fiscal year ended December 31, 2004 and the period from the commencement of its operations (May 1, 2003) through December 31, 2003, the Fund paid $190,875.01 and $69,221.99 in brokerage commissions, respectively. During the fiscal year ended December 31, 2004, the Fund paid affiliated brokerage commissions of $498.00.

PERFORMANCE COMPARISONS

    Investors may judge the performance of the Fund by comparing its performance to the return on 3-month U.S. Treasury Bills (the Fund's benchmark). Information regarding the return on 3-month U.S. Treasury Bills can be found on the Federal Reserve's website (www.federalreserve.gov/releases/h15/current/). Investors may also judge the performance of the Fund by comparing it to the performance of other mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation and to data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service which monitors the performance of mutual funds. Comparisons may also be made to indices or data published in MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL, MORNINGSTAR, INC., IBBOTSON ASSOCIATES, CDA/WIESENBERGER, THE NEW YORK TIMES, BUSINESS WEEK, U.S.A. TODAY, INSTITUTIONAL INVESTOR and other periodicals. In addition to performance information, general information about the Fund that appears in a publication such as those mentioned above may be included in advertisements, sales literature and reports to shareholders. The Fund may also include in advertisements and reports to shareholders information discussing the performance of AXA Rosenberg in comparison to other investment advisers and to other institutions.

    From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to shareholders:
(1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar cost averaging); (2) discussions of general economic trends;
(3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various investment products, which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in the Fund. The Trust may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

    The Trust is a diversified open-end management investment company and was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on March 2, 1998.

    A copy of the Trust's Agreement and Declaration of Trust dated March 1, 1998, as amended (the "Declaration of Trust"), is on file with the Secretary of the Commonwealth of Massachusetts. The fiscal year of the Trust ends on December
31. The Trust changed its name to "Barr Rosenberg Variable Insurance Trust" from "Barr Rosenberg Variable Trust" on March 27, 1998. Effective March 30, 2004, the Trust changed its name to "Laudus Variable Insurance Trust."

    Interests in the Trust's portfolios are currently represented by shares of one series, the Laudus Rosenberg VIT Value Long/Short Equity Fund, issued pursuant to the Declaration of Trust. The rights of shareholders and powers of the Trustees of the Trust with respect to shares of the Laudus Rosenberg VIT Value Long/Short Equity Fund are described in the Prospectuses.

    The Fund is divided into two classes of shares: Class 1 Shares and Class 2 Shares.

    Each class of shares of the Fund represents interests in the assets of the Fund and has identical dividend, liquidation and other rights and the same terms and conditions, except that expenses, if any, related to the distribution and shareholder servicing of a particular class are borne solely by such class and each class may, at the discretion of the Trustees of the Trust, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the Fund.

    The Declaration of Trust provides for the perpetual existence of the Trust. The Trust may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust.

VOTING RIGHTS

    Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

    Each class of shares of the Fund has identical voting rights except that each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution and shareholder service plan applicable to that class. All classes of shares of the Fund will vote together, except with respect to any distribution and shareholder service plan applicable to a class or when a class vote is required as specified above or otherwise by the 1940 Act.

    There will normally be no meetings of shareholders for the purpose of electing Trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

    No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and
(ii) to establish, designate or modify new and existing series, sub-series or classes of shares of any series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

PROXY VOTING

    The Trust's proxy voting policy is attached as Appendix A to this Statement of Additional Information. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on the Fund's website at www.laudusfunds.com. It is also available in the Fund's Form N-PX which can be obtained on the SEC's website at www.sec.gov.

    Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written submissions to the Trust at P. O. Box 8032, Boston, Massachusetts 02266. Proposals must be received a reasonable time in advance of a proxy solicitation to be included. Submission of a proposal does not guarantee inclusion in a proxy statement because proposals must comply with certain federal securities regulations.

SHAREHOLDER AND TRUSTEE LIABILITY

    Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the Fund for all loss and expense of any shareholder of that Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund is unable to meet its obligations.

    The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also provides for indemnification by the Trust of the Trustees and the officers of the Trust against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust that such Trustees are liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. In addition, CSIM has agreed to indemnify each Trustee who is not "an interested person" of the Trust to the maximum extent permitted by the 1940 Act against any liabilities arising by reason of such Trustee's status as a Trustee of the Trust.

OWNERS OF 5% OR MORE OF A FUND'S SHARES

    The following charts set forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record (except as otherwise indicated) 5% or more of the outstanding shares of each class of the Fund as of April 1, 2005. Those persons who beneficially own more than 25% of a particular class of shares in the Fund may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

         FUND                 NAME AND ADDRESS OF                 NUMBER         PERCENT OF OUTSTANDING
        CLASS                  BENEFICIAL OWNER                 OF SHARES       SHARES BENEFICIALLY OWNED
    --------------   -------------------------------------   ----------------   -------------------------
    Class 2          Separate Account of The Equitable         7,543,871.044               100%
                     Life Assurance Society of the United
                     States
                     1290 Avenue of the Americas
                     New York, New York 10104

                  DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

    Information regarding the availability of the Fund's portfolio holdings can be obtained by calling 1-800-447-3332.

    The disclosure of portfolio holdings information to shareholders and other parties (other than in regular public filings) may be authorized only by the Trust's President upon prior consultation with the Fund's subadviser and the Fund's Chief Legal Officer. Prior to authorizing the disclosure of portfolio holdings, the Trust's President must determine that: (i) such disclosure is in the best interests of the Fund's shareholders; and (ii) that no conflict exists between the interests of the Fund's shareholders and those of the Fund's Adviser, subadviser or principal underwriter.

    Portfolio holdings information also may be made available on a selective basis to service providers, ratings agencies, consultants and other qualified financial professionals when the President, upon prior consultation with the Fund's subadviser and the Fund's Chief Legal Officer, determines such disclosure meets the requirements for non-selective disclosure and serves a legitimate business purpose. Agreements entered into with a service provider to whom the Fund selectively discloses portfolio holdings information will generally include the confidentiality provisions customary in such agreements. Any person who is not a service provider to the Fund to whom the Fund selectively discloses portfolio holdings information will, prior to that disclosure, be required to sign an agreement describing the permitted use of portfolio holdings information and providing that: (i) the portfolio holdings information will be kept confidential; (ii) the person will not trade on the information; and (iii) the information will be used only for the purpose described in the agreement. As part of its ongoing review of Fund operations, the Board of Trustees will periodically review any agreements that the Trust has entered into to selectively disclose portfolio holdings information.

    Such portfolio holdings information may be disclosed as frequently as daily to certain service providers, and no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals. Monthly disclosures will not be made sooner than 3 days after the date of the portfolio holdings information. Portfolio holdings information selectively disclosed to non-service providers will be made available only for the purpose of analyzing and ranking the Fund or performing due diligence and asset allocation, depending on the recipient of the information.

    The names of those persons to whom the Fund selectively discloses portfolio holdings information will be disclosed in this Statement of Additional Information. State Street, CTC, Bear Stearns and Institutional Shareholder Services, as service providers to the Fund, are currently receiving this information on a daily basis.

    Neither the Fund nor the Fund's Adviser or subadviser may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.

                        DETERMINATION OF NET ASSET VALUE

    Each business day, the Fund calculates its share price, or NAV, as of the close of the New York Stock Exchange ("NYSE"). This means that NAVs are calculated using the values of the Fund's portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available or the Adviser deems them to be unreliable are required to be valued at fair value using procedures approved by the Board of Trustees. The Fund uses approved pricing services to provide values for its portfolio securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last sales price that day, or, if there are no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Securities may be fair valued pursuant to procedures approved by the Fund's Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the Fund pursuant to the procedures.

                        PURCHASE AND REDEMPTION OF SHARES

    The procedures for purchasing shares of the Fund are described in the Prospectuses. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of (i) $250,000 or
(ii) 1% of the total net asset value of the Trust at the beginning of such period. The procedures for redeeming shares of the Fund are described in the Prospectuses.

    As described in the Prospectuses, the Trust reserves the right, in its sole discretion, to reject purchase orders for shares of the Fund. As a general matter, the Trust expects that it will only accept purchase orders when the purchase price is to be paid by wire transfer from the insurance company.

                              FINANCIAL STATEMENTS

    The Report of the Independent Registered Public Accounting Firm and financial statements of the Fund in the Trust's Annual Report for the period ended December 31, 2004 (the "Annual Report") are incorporated herein by reference to such Annual Report. Copies of such Annual Report are available without charge upon request by writing to Laudus Variable Insurance Trust, P. O. Box 8032, Boston, Massachusetts 02266 or telephoning 1-888-517-9900.

    The financial statements incorporated by reference into this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and have been so included and incorporated by reference in reliance upon said firm, which report is given upon their authority as experts in auditing and accounting.

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                       APPENDIX A - PROXY VOTING POLICIES

                                  LAUDUS TRUST
                         LAUDUS VARIABLE INSURANCE TRUST

                DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES

Charles Schwab Investment Management ("CSIM"), as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies for which it provides discretionary investment management services. CSIM's Proxy Committee exercises and documents CSIM's responsibility with regard to voting of client proxies (the "Proxy Committee"). The Proxy Committee is composed of representatives of CSIM's Compliance, Fund Administration, Legal and Portfolio Management Departments, and chaired by CSIM's Chief Investment Officer. The Chairman of the Committee may appoint the remaining members of the Committee. The Proxy Committee reviews and, as necessary, may amend periodically these Procedures to address new or revised proxy voting policies or procedures. The policies stated in these Proxy Voting Policy and Procedures (the "CSIM Proxy Procedures") pertain to all of CSIM's clients.

The Boards of Trustees (the "Trustees") of Laudus Trust and Laudus Variable Insurance Trust (collectively, the "Funds" or "Laudus Funds") has delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. The Trustees have adopted these Proxy Procedures with respect to proxies voted on behalf of the various Laudus Funds portfolios. CSIM will present amendments to the Trustees for approval. However, there may be circumstances where the Proxy Committee deems it advisable to amend the Proxy Procedures between regular Laudus Funds Board meetings. In such cases, the Trustees will be asked to ratify any changes at the next regular meeting of the Board.

To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping.

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PROXY VOTING POLICY

For investment companies and other clients for which CSIM exercises its responsibility for voting proxies, it is CSIM's policy to vote proxies in the manner that CSIM and the Proxy Committee determine will maximize the economic benefit to CSIM's clients. In furtherance of this policy, the Proxy Committee has received and reviewed ISS's written proxy voting policies and procedures ("ISS's Proxy Procedures") and has determined that ISS's Proxy Procedures are consistent with the CSIM Proxy Procedures and CSIM's fiduciary duty with respect to its clients. The Proxy Committee will review any material amendments to ISS's Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM's fiduciary duty with respect to its clients.

Except under the circumstances described below, the Proxy Committee will delegate to ISS responsibility for voting proxies, including timely submission of votes, on behalf of CSIM's clients in accordance with ISS's Proxy Procedures.

For proxy issues that are not addressed by ISS's Proxy Procedures or are determined by the Proxy Committee or the applicable portfolio manager or other relevant portfolio management staff to raise significant concerns with respect to the accounts of CSIM clients, the Proxy Committee will review the analysis and recommendation of ISS. Examples of factors that could cause a matter to raise significant concerns include, but are not limited to: issues whose outcome has the potential to materially affect the company's industry, or regional or national economy, and matters which involve broad public policy developments which may similarly materially affect the environment in which the company operates. The Proxy Committee also will solicit input from the assigned portfolio manager and other relevant portfolio management staff for the particular portfolio security. After evaluating all such recommendations, the Proxy Committee will decide how to vote the shares and will instruct ISS to vote consistent with its decision. The Proxy Committee has the ultimate responsibility for making the determination of how to vote the shares in order to maximize the value of that particular holding.

    CONFLICTS OF INTEREST. For all proxy issues, whether routine or non-routine, that present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM's clients, CSIM will delegate to ISS responsibility for voting such proxies in accordance with ISS's Proxy Procedures. The CSIM Legal Department is responsible for developing procedures to identify material conflicts of interest.

    VOTING FOREIGN PROXIES. CSIM has arrangements with ISS for voting proxies. However, voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities, due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:

       -  proxy statements and ballots written in a foreign language;
       -  untimely and/or inadequate notice of shareholder meetings;
       -  restrictions of foreigner's ability to exercise votes;
       -  requirements to vote proxies in person;
       - the imposition of restrictions on the sale of securities for a period of time in proximity to the shareholder meeting;
       - requirements to provide local agents with power of attorney to facilitate CSIM's voting instructions.

In consideration of the foregoing issues, ISS uses its best-efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost

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associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote.

      SUB-ADVISORY RELATIONSHIPS. For investment companies or other clients that CSIM has delegated day-to-day investment management responsibilities to an investment adviser, CSIM may delegate its responsibility to vote proxies with respect to such investment companies' or other clients' securities. Each Sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to exercise the voting rights associated with the securities as it has been allocated in the best interest of each investment company and its shareholders, or other client. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser's proxy voting policy to ensure that each Sub-adviser's proxy voting policy is generally consistent with the maximization of economic benefits to the investment company or other client.

REPORTING AND RECORD RETENTION

CSIM will maintain, or cause ISS to maintain, records which identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients' proxy voting records and procedures.

CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940 and the rules and regulations thereunder.

PROXY COMMITTEE QUORUM

Attendance by four members (or their respective designates) constitutes a quorum.

ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's current proxy voting policy guidelines.

1. AUDITORS

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

-     Tenure of the audit firm
- Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price
-     Length of the rotation period advocated in the proposal
-     Significant audit-related issues
-     Number of audit committee meetings held each year
-     Number of financial experts serving on the committee

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

- Insiders and affiliated outsiders on boards that are not at least majority independent
- Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies

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-     Directors who adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption
- Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)
- Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

OPEN ACCESS (SHAREHOLDER RESOLUTION)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

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4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
- It is intended for financing purposes with minimal or no dilution to current shareholders
- It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

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Vote AGAINST a plan if the cost exceeds the allowable cap.
Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:
- The plan expressly permits repricing of underwater options without shareholder approval; or
- There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on
- The company's most recent three-year burn rate is excessive and is an outlier within its peer group

A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO's compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.

DIRECTOR COMPENSATION

Before recommending a vote FOR a director equity plan, ISS will review the company's proxy statement for the following qualitative features:
- Stock ownership guidelines (a minimum of three times the annual cash retainer)
- Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)
-     Balanced mix between cash and equity
-     Non-employee directors should not receive retirement benefits/perquisites
-     Detailed disclosure of cash and equity compensation for each director

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
-     Historic trading patterns
-     Rationale for the repricing
-     Value-for-value exchange
-     Option vesting
-     Term of the option
-     Exercise price
-     Participation
-     Treatment of surrendered options

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis. Vote FOR qualified employee stock purchase plans where all of the following apply:
   -  Purchase price is at least 85 percent of fair market value
   -  Offering period is 27 months or less, and
   -  Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis. Vote FOR nonqualified plans with all the following features:

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-     Broad-based participation
- Limits on employee contribution (a fixed dollar amount or a percentage of base salary)
- Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value
- No discount on the stock price on the date of purchase since there is a company matching contribution
Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

SHAREHOLDER PROPOSALS ON COMPENSATION

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:
   - Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.
   - Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:
   -  FOR proposals for the company to amend its Equal Employment Opportunity
      (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.
   - AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.
   - CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations.

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